                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 25

More About Risk.......... Page 28

Management Team.......... Page 30

Fund Services............ Page 36

Financial Performance.... Page 54

  Natixis Equity Funds
[LOGO] AEW

[LOGO] BLACKROCK


[LOGO] Capital Growth Management

[LOGO] HANSBERGER

[LOGO] HARRIS ASSOCIATES L.P.
 Adviser to The Oakmark Funds

[LOGO] LOOMIS SAYLES & COMPANY, L.P.

[LOGO] VAUGHAN NELSON
INVESTMENT MANAGEMENT
AEW Real Estate Fund
 AEW Management and Advisors, L.P.

CGM Advisor Targeted Equity Fund
 Capital Growth Management Limited Partnership

Hansberger International Fund
 Hansberger Global Investors, Inc.

Harris Associates Focused Value Fund
 Harris Associates L.P.

Harris Associates Large Cap Value Fund
 Harris Associates L.P.

Natixis U.S. Diversified Portfolio
 BlackRock Investment Management, LLC
 Harris Associates L.P.
 Loomis, Sayles & Company, L.P.

Vaughan Nelson Small Cap Value Fund
 Vaughan Nelson Investment Management, L.P.
                                                                     Prospectus
                                                                    May 1, 2007
                                                (as revised September 20, 2007)

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Advisor Funds.

Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

Table of Contents

Goals, Strategies & Risks
AEW Real Estate Fund.................................. 2
CGM Advisor Targeted Equity Fund...................... 5
Hansberger International Fund......................... 8
Harris Associates Focused Value Fund................. 12
Harris Associates Large Cap Value Fund............... 14
Natixis U.S. Diversified Portfolio................... 17
Vaughan Nelson Small Cap Value Fund.................. 22
Fund Fees & Expenses
Fund Fees & Expenses................................. 25
More About Risk
More About Risk...................................... 28
Management Team
Meet the Funds' Investment Advisers and Subadvisers.. 30
Meet the Funds' Portfolio Managers................... 33
Fund Services
Investing in the Funds............................... 36
How Sales Charges Are Calculated..................... 37
It's Easy to Open an Account......................... 40
Buying Shares........................................ 42
Selling Shares....................................... 44
Selling Shares in Writing............................ 45
Exchanging Shares.................................... 45
Restrictions on Buying, Selling and Exchanging Shares 45
How Fund Shares Are Priced........................... 49
Dividends and Distributions.......................... 50
Tax Consequences..................................... 51
Compensation to Securities Dealers................... 52
Additional Investor Services......................... 53
Financial Performance
Financial Performance................................ 54
Glossary of Terms
Glossary of Terms.................................... 62

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

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Goals, Strategies & Risks
AEW Real Estate Fund


Adviser:  AEW Management and Advisors, L.P. ("AEW")
Manager:  Matthew A. Troxell
Category: Mid-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NRFAX   NRFBX   NRCFX

 Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments of real estate investment trusts ("REITs") and/or real estate-related companies.
In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.
When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
.. Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.
.. Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
.. Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
.. Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.
The Fund may also:
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities.
  The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the

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  Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small-cap companies risk: Companies in the real estate industry, including
  REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-cap companies.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                     [CHART]
(total return)

 2001   2002   2003   2004   2005    2006
------ ------ ------ ------ ------  -----
12.99%  3.45% 36.04% 34.02% 14.40%  35.75%   (up triangle) Highest Quarterly Return: Fourth
                                                           Quarter 2004, up 16.34%
                                             (down triangle) Lowest Quarterly Return: Third
                                                             Quarter 2002, down 8.73%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was -7.78%.

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                                                                             3

The table below shows how the Fund's average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and since inception periods compare to those of the MSCI US REIT Index, an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI US REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years (12/29/00)
AEW Real Estate Fund
Class A - Return Before Taxes                                     27.95%       22.51%      20.85%
   Return After Taxes on Distributions*                           26.27%       20.72%      19.05%
   Return After Taxes on Distributions & Sales of Fund Shares*    19.52%       19.03%      17.56%
Class B - Return Before Taxes                                     29.72%       22.87%      21.15%
Class C - Return Before Taxes                                     33.75%       23.04%      21.17%
MSCI US REIT Index**                                              35.92%       23.22%      21.42%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from January 1, 2001.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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Goals, Strategies & Risks
CGM Advisor Targeted Equity Fund

Adviser:  Capital Growth Management Limited
             Partnership ("CGM")
Manager:  G. Kenneth Heebner
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFGX   NEBGX   NEGCX

 Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.
In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  well-established, with records of above-average growth
..  promise of maintaining their leadership positions in their industries
..  likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
.. It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
.. CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
.. CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
.. CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
.. Invest a significant portion of its assets in a single industry sector.
.. Invest in foreign securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability

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                                                                             5
  to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
  Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Focused investment risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Investments in other investment companies risk: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1997    1998    1999    2000    2001    2002    2003    2004    2005   2006  (up triangle) Highest Quarterly Return: Fourth
------  ------  ------  ------  ------  ------  ------  ------  ------  -----               Quarter 1998, up 28.51%
23.54%  33.40%  15.18%  -4.55% -16.20% -28.81%  42.81%  13.98%  13.19%  8.52% (down triangle) Lowest Quarterly Return: Third
                                                                                              Quarter 2001, down 19.52%

The Fund's Class A shares' total return year-to-date as of June 30, 2007 was 11.86%.

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6

The table below shows how the Fund's average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                 Since Class B Since Class C
Average Annual Total Returns                                                       Inception     Inception
(for the periods ended December 31, 2006) Past 1 Year Past 5 Years Past 10 Years   (2/28/97)     (9/1/98)
CGM Advisor Targeted Equity Fund
Class A - Return Before Taxes                2.31%       6.04%         7.37%            --            --
   Return After Taxes on Distributions*      1.77%       5.92%         5.06%            --            --
   Return After Taxes on Distributions &
     Sales of Fund Shares*                   2.20%       5.21%         5.11%            --            --
Class B - Return Before Taxes                2.83%       6.19%            --         6.58%            --
Class C - Return Before Taxes                6.72%       6.48%            --            --         5.06%
S&P 500 Index**                             15.79%       6.19%         8.42%         7.82%         6.50%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from March 1, 1997 for Class B shares.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger International Fund


Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors")
Subadviser: Hansberger Global Investors, Inc. ("Hansberger")
Managers:   Growth Segment: Trevor Graham, Barry A.
               Lockhart, Patrick H. Tan, Thomas R.H.
               Tibbles
            Value Segment: Ronald Holt, Robert
               Mazuelos, Lauretta Reeves

Category: International Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFDX   NEDBX   NEDCX

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest in common stocks of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, the Far East and Latin America.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities.
  The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
Subject to the allocation policy adopted by the Fund's Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments, which are managed by the subadviser as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.
Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  High secular growth
..  Superior profitability
..  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential. Hansberger's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. Hansberger will

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8
also consider other factors in its analysis, including country and political risks as well as economic and market conditions.
Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in 70 to 80 stocks (for this segment), across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when its share price rises above sell target and superior alternatives are found.
Additionally, when selling a stock, Hansberger may take into account the issuer's structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company's management.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks


The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising

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                                                                             9
  interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below, for the periods prior to March 1, 2004, reflect results achieved by those multiple subadvisers. The Fund's performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1997    1998   1999     2000    2001    2002     2003    2004    2005    2006  (up triangle) Highest Quarterly Return: Fourth
 ----    ----   ----     ----    ----    ----     ----    ----    ----    ----                Quarter 1999, up 24.05%
12.68%  4.01%  37.63%  -12.22%  -8.98%  -16.42%  39.02%  13.60%  16.12%  24.08% (down triangle) Lowest Quarterly Return: Third
                                                                                                Quarter 2002, down 20.60%

The Funds' Class A shares' total return year-to-date as of June 30, 2007 was 12.79%.

--------------------------------------------------------------------------------
10

The table below shows how the Fund's average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE Index"), an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada; and the Morgan Stanley Capital International All Country World Index ex-U.S. ("MSCI ACWI ex-U.S. Index"), an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States. The MSCI EAFE is the Fund's primary benchmark. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Hansberger International Fund
Class A - Return Before Taxes                                     16.96%       12.39%        8.73%
   Return After Taxes on Distributions*                           13.82%       11.75%        7.53%
   Return After Taxes on Distributions & Sales of Fund Shares*    13.08%       10.64%        7.10%
Class B - Return Before Taxes                                     18.15%       12.65%        8.58%
Class C - Return Before Taxes                                     22.14%       12.89%        8.57%
MSCI EAFE Index**                                                 26.86%       15.43%        8.06%
MSCI ACWI ex-U.S. Index**                                         27.16%       16.87%        8.59%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             11

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Focused Value Fund

Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   Robert M. Levy and Michael J. Mangan
Category:   Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NRSAX   NRSBX   NRSCX

 Investment Goal

The Fund seeks long-term capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.
Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
The Fund may also:
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Non-diversification risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
12

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 2002     2003    2004    2005     2006     (up triangle) Highest Quarterly Return: Second
------   ------  ------  -------  -----                   Quarter 2003, up 15.02%
-15.69%  27.60%  10.77%   5.74%   12.72%    (down triangle) Lowest Quarterly Return: Third
                                                            Quarter 2002, down 14.98%

The Funds' Class A shares' total return year-to-date as of June 30, 2007 was 7.24%.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and since inception periods compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years (3/15/01)
Harris Associates Focused Value Fund
Class A - Return Before Taxes                                      6.22%       6.01%       6.84%
   Return After Taxes on Distributions*                            3.08%       4.97%       5.94%
   Return After Taxes on Distributions & Sales of Fund Shares*     6.51%       5.00%       5.77%
Class B - Return Before Taxes                                      7.15%       6.14%       6.99%
Class C - Return Before Taxes                                     10.91%       6.45%       7.12%
S&P 500 Index**                                                   15.79%       6.19%       5.36%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from April 1, 2001.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             13

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Large Cap Value Fund

Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   Edward S. Loeb, Michael J. Mangan and
               Diane L. Mustain

Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFOX   NEGBX   NECOX

 Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-cap companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
The Fund may also:
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

--------------------------------------------------------------------------------
14

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. The performance results shown below, for the periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all the periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)
                                                                              (up triangle) Highest Quarterly Return: Second
 1997    1998    1999    2000     2001    2002    2003   2004    2005   2006                Quarter 2003, up 20.20%
------  ------  ------  ------  ------   ------  ------  ------  ----- ------ (down triangle) Lowest Quarterly Return: Third
33.43%  23.93%   9.45%  -7.31%  -14.58% -20.03%  30.04%  9.14%  -0.19% 16.50%                 Quarter 2002, down 16.98%

The Funds' Class A shares' total return year-to-date as of June 30, 2007 was 6.10%.

--------------------------------------------------------------------------------
                                                                             15

The table below shows how the Fund's average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compared to those of the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares.
Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Harris Associates Large Cap Value Fund
Class A - Return Before Taxes                                      9.82%        4.46%        5.95%
   Return After Taxes on Distributions*                            9.78%        4.45%        4.39%
   Return After Taxes on Distributions & Sales of Fund Shares*     6.43%        3.83%        4.32%
Class B - Return Before Taxes                                     10.61%        4.57%        5.78%
Class C - Return Before Taxes                                     14.64%        4.89%        5.79%
Russell 1000 Value Index**                                        22.25%       10.86%       11.00%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
16

                                    [GRAPHIC]



Goals, Strategies & Risks
Natixis U.S. Diversified Portfolio

Adviser:     Natixis Asset Management Advisors, L.P.
                ("Natixis Advisors")
Subadvisers: BlackRock Investment Management, LLC
                ("BlackRock") Harris Associates L.P.
                ("Harris Associates") Loomis, Sayles &
                Company, L.P. ("Loomis Sayles")

Category: All-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFSX   NESBX   NECCX

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Natixis Advisors believes that this Fund's multi-manager approach to equity investing -- which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.
Subject to the allocation policy adopted by the Fund's Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Under the allocation policy, Natixis Advisors may also allocate capital away or towards one or more segment from time to time. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund's assets in accordance with its distinct investment style and strategy.
The Fund invests substantially all of its assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
The Fund may also:
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
.. Invest in options and enter into futures, swap contracts and currency transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section "Natixis U.S. Diversified Portfolio -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Allocation risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Derivative instruments risk: Derivative instruments are subject to changes in the underlying securities or indices on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable

--------------------------------------------------------------------------------
                                                                             17
  transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
18

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund uses multiple subadvisers. The performance results shown below reflect results achieved by previous subadvisers using different investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]


(total return)

 1997    1998     1999     2000     2001    2002     2003    2004  2005   2006  (up triangle) Highest Quarterly Return: Fourth
 ----    ----     ----     ----     ----    ----     ----    ----  ----   ----                Quarter 1999, up 30.94%
20.17%  19.26%   46.44%   -16.98%  -9.36%  -21.82%  33.63%  12.88% 7.57% 13.68% (down triangle) Lowest Quarterly Return:  Third
                                                                                                Quarter 2002, down 17.32%

The Funds' Class A shares' total return year-to-date as of June 30, 2007 was 11.25%.

The table below shows how the Fund's average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index of U.S. common stocks; the Dow Jones Wilshire 4500 Index, an unmanaged index of 4,500 mid- and small-sized companies; and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), an unmanaged index of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, Dow Jones Wilshire 4500 Index and S&P MidCap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Natixis U.S. Diversified Portfolio
Class A - Return Before Taxes                                      7.15%        6.33%        7.94%
   Return After Taxes on Distributions*                            7.15%        6.33%        6.09%
   Return After Taxes on Distributions & Sales of Fund Shares*     4.65%        5.47%        5.85%
Class B - Return Before Taxes                                      7.88%        6.48%        7.77%
Class C - Return Before Taxes                                     11.87%        6.78%        7.77%
S&P 500 Index**                                                   15.79%        6.19%        8.42%
Dow Jones Wilshire 4500 Index**                                   16.07%       12.38%        9.74%
S&P MidCap 400 Index**                                            10.32%       10.89%       13.47%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                                                             19

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Goals, Strategies & Risks
Natixis U.S. Diversified Portfolio --
 More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

 BlackRock

The segment of the Fund managed by BlackRock, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by BlackRock for the segment typically have the following characteristics:
..  Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
..  Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
    -- Above-average growth rates in sales
    -- Improvements in profit margins
    -- Providing proprietary or niche products and services
    -- Strong industry growth
    -- A lead in market share

The segment may also invest in the securities of foreign companies, either directly or indirectly through American depositary receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, BlackRock generally employs the following methods:
.. Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
.. The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
.. Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. BlackRock believes sector selection will be a significant contributor to the segment's long-term performance.
BlackRock will usually sell a position if company fundamentals or management do not perform to expectations.

 Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large- and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
..  Stock selling at less than 60% of its intrinsic value
..  Favorable intrinsic value growth potential
..  Owner-oriented management
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Loomis Sayles -- Mid Cap Growth segment

The Mid Cap Growth segment of the Fund, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:
..  Distinctive products, technologies or services
..  Attractive valuation relative to both competitors and their own operating history
..  Strong management team
..  Competitive barriers to entry within the company's industry

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In making investment decisions, Loomis Sayles employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
.. Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment's assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

 Loomis Sayles -- Small Cap Value segment

The Small Cap Value segment of the Fund, the other segment of the Fund managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of the Small Cap Value segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:
..  Attractive valuations
..  Positive free cash flow
..  Strong balance sheets
..  Strong fundamental prospects
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.
In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
.. Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
.. Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

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                                    [GRAPHIC]



Goals, Strategies & Risks
Vaughan Nelson Small Cap Value Fund


Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors")
Subadviser: Vaughan Nelson Investment Management,
               L.P. ("Vaughan Nelson")
Managers:   Chris D. Wallis and Scott J. Weber

Category: Small-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFJX   NEJBX   NEJCX

 Investment Goal

The Fund seeks capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Value Index, a market value-weighted unmanaged index of the 2,000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.
Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
.. Companies earning a positive economic margin with stable-to-improving returns .. Companies valued at a discount to their asset value
.. Companies with an attractive dividend yield and minimal basis risk
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:
.. Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
..  Vaughan Nelson starts with an investment universe of 5,000 securities.
   Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
.. Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
.. Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including U.S.
  government bonds as well as lower quality debt securities.
.. Invest in foreign securities, including those of emerging markets.
.. Invest in real estate investment trusts ("REITs").
.. Invest in securities offered in initial public offerings ("IPOs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities.
  The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and

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22
  result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

For additional information, see the section "More About Risk."


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                                                                             23

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers. The performance results shown below for the periods prior to March 1, 2004 reflect results achieved by the previous subadvisers using different investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1997    1998    1999     2000     2001     2002    2003    2004   2005   2006   (up triangle) Highest Quarterly Return: Fourth
------  ------  ------   ------   ------   ------  ------  ------  -----  -----                Quarter 1999, up 42.28%
26.97%   2.05%  65.38%  -12.22%  -12.05%  -30.78%  38.71%  15.28%  10.08% 18.09% (down triangle) Lowest Quarterly Return: Third
                                                                                                 Quarter 2001, down 26.44%

The Funds' Class A shares' total return year-to-date as of June 30, 2007 was 8.95%.

The table below shows how the Fund's average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares.
Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Vaughan Nelson Small Cap Value Fund
Class A - Return Before Taxes                                     11.30%        6.27%        8.42%
   Return After Taxes on Distributions*                           11.30%        6.27%        7.25%
   Return After Taxes on Distributions & Sales of Fund Shares*     7.34%        5.42%        6.74%
Class B - Return Before Taxes                                     12.24%        6.43%        8.24%
Class C - Return Before Taxes                                     16.23%        6.75%        8.25%
Russell 2000 Value Index**                                        23.48%       15.37%       13.27%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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24

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                            Class A   Class B Class C
Maximum sales charge (load) imposed on purchases (as a percentage of
   offering price)(1)(2)                                                        5.75%   None    None
Maximum deferred sales charge (load) (as a percentage of original purchase
   price or redemption proceeds, as applicable)(2)                                (3)  5.00%   1.00%
Redemption fees (AEW Real Estate Fund, Natixis U.S. Diversified Portfolio,
   Harris Associates Large Cap Value Fund, Westpeak Capital Growth
   Fund)                                                                        None*  None*   None*
Redemption fees (CGM Advisor Targeted Equity Fund, Hansberger                   2% of
   International Fund, Harris Associates Focused Value Fund, Vaughan       redemption
   Nelson Small Cap Value Fund)                                             proceeds+  None*   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                                     CGM Advisor Targeted         Hansberger
                                          AEW Real Estate Fund/1/         Equity Fund         International Fund
                                         Class A  Class B  Class C  Class A Class B Class C Class A  Class B Class C
Management fees                           0.80%    0.80%    0.80%    0.70%   0.70%   0.70%   0.80%    0.80%   0.80%
Distribution and/or service (12b-1) fees  0.25%    1.00%*   1.00%*   0.25%   1.00%*  1.00%*  0.25%    1.00%*  1.00%*
Other expenses                            0.43%+   0.42%+   0.43%+   0.21%+  0.21%+  0.20%+  0.45%+   0.45%+  0.45%+
Total annual fund operating expenses      1.48%    2.22%    2.23%    1.16%   1.91%   1.90%   1.50%    2.25%   2.25%
Fee waiver and/or expense reimbursement   0.00%    0.00%    0.00%    0.00%   0.00%   0.00%   0.00%    0.00%   0.00%
Net Expenses                              1.48%    2.22%    2.23%    1.16%   1.91%   1.90%   1.50%    2.25%   2.25%
                                         Harris Associates Focused  Harris Associates Large Natixis U.S. Diversified
                                               Value Fund/2/           Cap Value Fund/3/           Portfolio
                                         Class A  Class B  Class C  Class A Class B Class C Class A  Class B Class C
Management fees                           0.90%**  0.90%**  0.90%**  0.69%   0.69%   0.69%   0.90%    0.90%   0.90%
Distribution and/or service (12b-1) fees  0.25%    1.00%*   1.00%*   0.25%   1.00%*  1.00%*  0.25%    1.00%*  1.00%*
Other expenses                            0.31%+   0.31%+   0.32%+   0.36%+  0.38%+  0.37%+  0.31%+   0.32%+  0.32%+
Total annual fund operating expenses      1.46%    2.21%    2.22%    1.30%   2.07%   2.06%   1.46%    2.22%   2.22%
Fee waiver and/or expense reimbursement   0.00%    0.00%    0.00%    0.00%   0.02%   0.01%   0.00%    0.00%   0.00%
Net Expenses                              1.46%    2.21%    2.22%    1.30%   2.05%   2.05%   1.46%    2.22%   2.22%

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                                    [GRAPHIC]

 Annual Fund Operating Expenses - continued


                                               Vaughan Nelson
                                          Small Cap Value Fund/4/
                                         Class A  Class B  Class C
Management fees                           0.90%    0.90%    0.90%
Distribution and/or service (12b-1) fees  0.25%    1.00%*   1.00%*
Other expenses                            0.44%    0.47%    0.45%
Acquired Fund Fees and Expenses+          0.02%    0.02%    0.02%
Total annual fund operating expenses      1.61%    2.39%    2.37%
Fee waiver and/or expense reimbursement   0.14%++  0.17%++  0.15%++
Net Expenses                              1.47%    2.22%    2.22%

+ Acquired Fund Fees and Expenses are expenses indirectly borne by the Fund through investments in certain pooled investment vehicles of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above differs from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
++ Fee waiver and/or expense reimbursement and Net Expenses have been restated
   to reflect the current expense cap arrangement.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Management fees have been restated to reflect the current advisory fee of the Harris Associates Focused Value Fund.
1 AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2008, and is reevaluated on an annual basis.
2 Natixis Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.70%, 2.45% and 2.45% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2008, and is reevaluated on an annual basis.
3 Natixis Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.30%, 2.05% and 2.05% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses for Class B and Class C shares would have been higher.
4 Natixis Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.45%, 2.20% and 2.20% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses for Class B shares would have been higher.

A Fund's Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses it has borne through the undertakings described above to the extent that a class' expenses in later periods fall below the annual rates set forth in the relevant undertaking. A class will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee/expense was deferred.

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                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                  AEW Real Estate Fund             CGM Advisor Targeted Equity Fund
           Class A       Class B       Class C    Class A     Class B       Class C
                       (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)
1 year     $  719     $  725 $  225 $  326 $  226 $  686   $  694 $  194 $  293 $  193
3 years    $1,016     $  994 $  694 $  697 $  697 $  922   $  900 $  600 $  597 $  597
5 years    $1,336     $1,390 $1,190 $1,195 $1,195 $1,177   $1,232 $1,032 $1,026 $1,026
10 years** $2,242     $2,368 $2,368 $2,565 $2,565 $1,903   $2,038 $2,038 $2,222 $2,222
              Hansberger International Fund       Harris Associates Focused Value Fund
           Class A       Class B       Class C    Class A     Class B       Class C
                       (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)
1 year     $  719     $  728 $  228 $  328 $  228 $  715   $  724 $  224 $  325 $  225
3 years    $1,022     $1,003 $  703 $  703 $  703 $1,010   $  991 $  691 $  694 $  694
5 years    $1,346     $1,405 $1,205 $1,205 $1,205 $1,327   $1,385 $1,185 $1,190 $1,190
10 years** $2,263     $2,396 $2,396 $2,585 $2,585 $2,221   $2,355 $2,355 $2,554 $2,554
           Harris Associates Large Cap Value Fund Natixis U.S. Diversified Portfolio
           Class A       Class B       Class C    Class A     Class B       Class C
                       (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)
1 year     $  700     $  708 $  208 $  308 $  208 $  715   $  725 $  225 $  325 $  225
3 years    $  963     $  947 $  647 $  645 $  645 $1,010   $  994 $  694 $  694 $  694
5 years    $1,247     $1,312 $1,112 $1,108 $1,108 $1,327   $1,390 $1,190 $1,190 $1,190
10 years** $2,053     $2,201 $2,201 $2,389 $2,389 $2,221   $2,363 $2,363 $2,554 $2,554
           Vaughan Nelson Small Cap Value Fund
           Class A       Class B       Class C
                       (1)    (2)    (1)    (2)
1 year     $  718     $  728 $  228 $  328 $  228
3 years    $1,043     $1,032 $  732 $  728 $  728
5 years    $1,390     $1,463 $1,263 $1,254 $1,254
10 years** $2,367     $2,522 $2,522 $2,697 $2,697

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Examples are based on the Net Expenses for the first ten months for the Vaughan Nelson Small Cap Value Fund and for the 1-year period for Class B and Class C of the Harris Associates Large Cap Value Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.
Correlation Risk (All Funds except AEW Real Estate and Harris Associates Focused Value Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's, or BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate and Harris Associates Large Cap Value Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except AEW Real Estate and Harris Associates Focused Value Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security, and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities,
Section 4(2) commercial paper, structured notes and Rule 144A securities.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (CGM Advisor Targeted Equity, Hansberger International, Harris Associates Large Cap Value, Natixis U.S. Diversified Portfolio and Vaughan Nelson Small Cap Value) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency

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exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Funds' Investment Advisers and Subadvisers

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers the Natixis Equity Funds (the "Funds" or each a "Fund"), which, along with the Natixis Income and Tax-Free Income Funds, Natixis Diversified Portfolios, Natixis Value Fund, Loomis Sayles Value Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund and Natixis Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Advisers

Natixis Advisors, located at 399 Boylston Street, Boston Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as advisor). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisse d'Epargne, a financial institution owned by French regional savings banks known as the Caisse d'Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $276.9 billion in assets under management at June 30, 2007. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. Natixis Advisors does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2006 as a percentage of each Fund's average daily net assets were 0.80% for the Hansberger International Fund, 0.95% for the Harris Associates Focused Value Fund, 0.69% for the Harris Associates Large Cap Value Fund, 0.90% for the Natixis U.S. Diversified Portfolio and 0.90% for the Vaughan Nelson Small Cap Value Fund.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $8.9 billion in assets under management as of December 31, 2006. For the fiscal year ended January 31, 2007, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of Natixis US and had over $6.6 billion in assets under management as of December 31, 2006. For the fiscal year ended December 31, 2006, CGM Advisor Targeted Equity Fund paid 0.70% of its average daily net assets to CGM in advisory fees.

 Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment, subject to general supervision of the Fund's adviser and the Board of Trustees.

BlackRock, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.125 trillion in investment company and other portfolio assets under management as of December 31, 2006.

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and an indirect subsidiary of Natixis US. Hansberger managed approximately $9.5 billion in assets as of December 31, 2006, and specializes in global investing, managing separate portfolios and institutional mutual funds.

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Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund, Harris Associates Focused Value Fund and a segment of the Natixis U.S. Diversified Portfolio. Harris Associates, a subsidiary of Natixis US, managed $68.5 billion in assets as of December 31, 2006, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to segments of the Natixis U.S. Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $96 billion in assets under management as of December 31, 2006. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2006, Vaughan Nelson had $6.7 billion in assets under management.

 Subadvisory Agreements

The Natixis Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory and sub-advisory contracts is available in the Funds' semiannual reports for the six months ended June 30, 2006 for the CGM Advisor Targeted Equity Fund, Hansberger International Fund, Harris Associates Focused Value Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio and Vaughan Nelson Small Cap Value Fund and for the six months ended July 31, 2006 for the AEW Real Estate Fund.

 Portfolio Trades

In placing portfolio trades, each adviser or subadviser may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund may lend a portion of their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except CGM Advisor Targeted Equity Fund) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

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Management Team
Meet the Funds' Investment Advisers and Subadvisers (continued)


Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock, Dreman Value Management, LLC ("Dreman"), Harris, Hansberger and Vaughan Nelson. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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Management Team
Meet the Funds' Portfolio Managers

AEW

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell, Principal and Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 24 years of experience in investment analysis and portfolio management.

BlackRock

Thomas Burke

Thomas Burke has served as Senior Portfolio Manager for the segment of Natixis U.S. Diversified Portfolio that is currently subadvised by BlackRock since April 2006. Mr. Burke is primarily responsible for the day-to-day management of the BlackRock segment of the Natixis U.S. Diversified Portfolio and the selection of its investments. He served as an Associate Portfolio Manager of the segment from July 2001 through March 2006. Mr. Burke has been a Managing Director of BlackRock since 2007. He was a Director with BlackRock from 2006 to 2007. Prior to joining BlackRock, Mr. Burke was a portfolio manager and Director of Merrill Lynch Investment Managers L.P., from 1998 to 2006.
Mr. Burke received a B.A. from Pace University. Mr. Burke holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Dominic Vignola

Dominic Vignola has served as an Associate Portfolio Manager for the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2006.
Mr. Vignola is a Director and portfolio manager with BlackRock. Prior to joining BlackRock in 2006, Mr. Vignola was a Vice President of Merrill Lynch Investment Managers, L.P. ("MLIM") and a member of MLIM's Global Technology team since 2000. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management. Mr. Vignola received a Bachelor's degree from the College of Staten Island and an M.B.A. in finance and investments from Zicklin School of Business at Barach College. He has over 16 years of investment experience.

CGM

G. Kenneth Heebner

G. Kenneth Heebner has managed CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 41-year veteran of the investment industry.

Hansberger

Trevor Graham

Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Vice President -- Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Ronald Holt

Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO -- Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO -- Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University's Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 16 years of financial services experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Senior Vice President -- Research, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 18 years of financial services experience.

Robert Mazuelos

Robert Mazuelos has co-managed the international value segment of Hansberger International Fund since August 2003. Mr. Mazuelos, Senior Vice President -- Research, joined Hansberger in 1995. Mr. Mazuelos received a B.S. from the University of Florida and an M.B.A. from Florida Atlantic University and has over 16 years of investment experience.

Lauretta Reeves

Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO -- Value Team, joined

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Management Team
Meet the Funds' Portfolio Managers (continued)

Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Vice President -- Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 13 years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO -- Growth Team, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 20 years of financial services experience.

Harris Associates

Robert M. Levy

Robert M. Levy has co-managed the Harris Associates Focused Value Fund since May 2005. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Levy holds the designation of Chartered Financial Analyst and has over 30 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since October 2000. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed the Harris Associates Large Cap Value Fund since July 2002, the Harris Associates segment of Natixis U.S. Diversified Portfolio since May 2005 and the Harris Associates Focused Value Fund since October 2006. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Diane L. Mustain

Diane L. Mustain has co-managed the Harris Associates Large Cap Value Fund and the Natixis U.S. Diversified Portfolio since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. Ms. Mustain holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Loomis Sayles

Philip C. Fine

Philip C. Fine has managed the Loomis Sayles mid-cap growth segment of Natixis U.S. Diversified Portfolio since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

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Vaughan Nelson

Chris D. Wallis

Chris Wallis has co-managed the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 15 years of investment/financial analysis and accounting experience.

Scott J. Weber

Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over 10 years of investment management and financial analysis experience.

Please see the Funds' Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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Fund Services
Investing in the Funds


 Choosing a Share Class

Each Fund offers Class A and Class C shares to the public. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
 Class B Shares

.. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007. You do not pay a sales charge when you buy Class B shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Funds' expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.

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Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                        Class A Sales Charges**
                       As a % of       As a % of
  Your Investment    offering price your investment
Less than $ 50,000       5.75%           6.10%
$  50,000 - $ 99,999     4.50%           4.71%
$ 100,000 - $249,999     3.50%           3.63%
$ 250,000 - $499,999     2.50%           2.56%
$ 500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*      0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of a Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis
  Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.
.. Combining Accounts -- Allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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Fund Services
How Sales Charges Are Calculated (continued)

.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Clients of an adviser or subadviser to any Natixis Fund (including the Money
  Market Fund) with investments of $25,000 or more in the Natixis Funds
.. Clients of Natixis Funds who invest in an Natixis Fund that does not offer
  Class Y shares.

In order to receive Class A shares without a front-end sales charge or CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund (except the Money Market). The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

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38

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
.. applies to redemptions made through the date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange Class B or Class C shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion into Class A shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Fund Services
It's Easy to Open an Account

 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum            Minimum
Type of Account                                                     Initial Purchase Subsequent Purchase
Any account other than those listed below                                $2,500              $100
For shareholders participating in Natixis Funds' Investment Builder
   Program                                                               $1,000            $50/*/
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh
   plans using the Natixis Funds' prototype document                     $1,000              $100
Coverdell Education Savings Accounts                                       $500              $100
For SIMPLE IRA** and 403(b)(7) plans using Natixis Funds'
   prototype document                                                        $0               $25

* Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs. Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Minimum Balance Policy

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using an Natixis Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation.

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40

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                     Natixis Funds Personal Access Line(R)

                             800-225-5478, press 1

                             Natixis Funds Web Site

                             www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks, "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions."          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer or Natixis       . Call your investment dealer or Natixis
                       Funds at 800-225-5478 or visit                 Funds at 800-225-5478 or visit
 [GRAPHIC]             www.funds.natixis.com to 1) obtain a           www.funds.natixis.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.funds.natixis.com to add shares
                       available.                                     to your account by wire. Instruct your
 [GRAPHIC]                                                            bank to transfer funds to State Street Bank
                                                                      & Trust Company, ABA #011000028, and
                                                                      DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds or visit
                                                                      www.funds.natixis.com for a Service
                                                                      Options Form. A medallion signature
                                                                      guarantee may be required to add this
                                                                      privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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42

                                  Opening an Account                            Adding to an Account
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account         . If you have not signed up for Investment
                       through Investment Builder, you may add       Builder, please call Natixis Funds at 800-
 [GRAPHIC]             this feature by selecting it on your          225-5478 or visit www.funds.natixis.com
                       application.                                  for a Service Options Form. A medallion
                     . Ask your bank or credit union whether it is   signature guarantee may be required to add
                       a member of the ACH system.                   this privilege.
                                                                   . See the section "Additional Investor
                                                                     Services."

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                                                                             43

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City,
                       MO 64105-1514.
                     . Your proceeds (less any applicable CDSC and/or redemption fee) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.
 [GRAPHIC]           . Call Natixis Funds or visit www.funds.natixis.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com or indicate in your redemption
 [GRAPHIC]             request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC and/or redemption fee) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-
                       225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds or visit www.funds.natixis.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC and/or redemption fee) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.
                       You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)
                     . Call Natixis Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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44

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution, a credit union; or .. a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.
Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, for Class B and Class C shares will stop and will resume only when an exchange into an applicable Fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a Fund for Class Y shares of the same Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

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                                                                             45

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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46

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of CGM Advisor Targeted Equity Fund, Harris Associates Focused Value Fund, Hansberger International Fund and Vaughan Nelson Small Cap Value Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan; or .. shares redeemed due to the death or disability of the shareholder; or .. shares redeemed by a Fund due to the shareholder's failure to satisfy the
  Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
.. shares redeemed to return an excess contribution in an Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

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                                                                             47

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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48

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Funds after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Funds prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

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                                                                             49

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)


As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Funds may adopt a different schedule as long as payments are made at least annually.

                 Dividend Payment Schedule
               Annually                     Quarterly
CGM Advisor Targeted Equity Fund       AEW Real Estate Fund
Hansberger International Fund
Harris Associates Focused Value Fund
Harris Associates Large Cap Value Fund
Natixis U.S. Diversified Portfolio
Vaughan Nelson Small Cap Value Fund

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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50

                                    [GRAPHIC]



Fund Services
Tax Consequences


Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Even though the Harris Associates Focused Value Fund is not diversified for purposes of the Investment Company Act of 1940, the Fund still intends to be diversified for purposes of meeting the requirements of Subchapter M.

Taxation of Distributions from the Funds. Distributions derived from net short-term capital gains, i.e., gains from investments that each fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year that are designated by the Funds as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the relevant Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

For taxable years beginning on or before December 31, 2010, long-term capital gain rates applicable to individuals have been temporarily reduced to in general 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange a Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes, except in the case of a Fund that invests more than 50 percent of its assets in foreign securities, such as the Hansberger International Fund, in which case shareholders may be entitled to claim such credit or deduction. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain
Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Although, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to certain properly designated distributions of certain interest income and short-term capital gains. The Funds do not intend to make such designations.

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                                                                             51

                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of U.S. real property interests will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers and other financial institutions (collectively, "dealers") that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated." Each class of Fund shares offered in this prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds' inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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52

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is Natixis Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
Natixis Funds have an automatic exchange plan under which shares of a class of an Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site
Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.


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                                                                             53

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.



                     Income (loss) from investment operations:            Less distributions:
                     ---------------------------------------   -----------------------------------------

           Net asset
            value,      Net                                      Dividends    Distributions
           beginning investment     Net realized   Total from       from        from net
              of       income      and unrealized  investment  net investment   realized        Total     Redemption
            period   (loss)(b)      gain (loss)    operations      income     capital gains distributions  fees(e)
           --------- ----------    --------------  ----------  -------------- ------------- ------------- ----------

AEW REAL ESTATE FUND
Class A
1/31/2007   $20.78     $ 0.19          $ 7.24        $ 7.43        $(0.19)       $(1.53)       $(1.72)      $  --
1/31/2006    16.83       0.21            5.45          5.66         (0.22)        (1.49)        (1.71)         --
1/31/2005    15.13       0.34            2.35          2.69         (0.35)        (0.64)        (0.99)         --
1/31/2004    11.00       0.36            4.49          4.85         (0.48)        (0.24)        (0.72)         --
1/31/2003    11.37       0.40           (0.22)         0.18         (0.39)        (0.16)        (0.55)         --
Class B
1/31/2007    20.77       0.01            7.24          7.25         (0.04)        (1.53)        (1.57)         --
1/31/2006    16.82       0.07            5.44          5.51         (0.07)        (1.49)        (1.56)         --
1/31/2005    15.10       0.22            2.38          2.60         (0.24)        (0.64)        (0.88)         --
1/31/2004    11.00       0.26            4.46          4.72         (0.38)        (0.24)        (0.62)         --
1/31/2003    11.39       0.32           (0.24)         0.08         (0.31)        (0.16)        (0.47)         --
Class C
1/31/2007    20.80       0.02            7.24          7.26         (0.04)        (1.53)        (1.57)         --
1/31/2006    16.84       0.07            5.45          5.52         (0.07)        (1.49)        (1.56)         --
1/31/2005    15.15       0.22            2.35          2.57         (0.24)        (0.64)        (0.88)         --
1/31/2004    11.01       0.26            4.50          4.76         (0.38)        (0.24)        (0.62)         --
1/31/2003    11.40       0.32           (0.24)         0.08         (0.31)        (0.16)        (0.47)         --

CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2006  $10.22     $ 0.08          $ 0.78        $ 0.86        $(0.07)       $(0.31)       $(0.38)      $0.00
12/31/2005    9.05       0.07            1.12          1.19         (0.02)           --         (0.02)       0.00
12/31/2004    7.94       0.01            1.10          1.11            --            --            --        0.00
12/31/2003    5.56      (0.03)           2.41          2.38            --            --            --          --
12/31/2002    7.81      (0.06)          (2.19)        (2.25)           --            --            --          --
Class B
12/31/2006    9.48       0.00(e)         0.74          0.74         (0.07)        (0.31)        (0.38)       0.00
12/31/2005    8.45       0.00(e)         1.04          1.04         (0.01)           --         (0.01)       0.00
12/31/2004    7.47      (0.04)           1.02          0.98            --            --            --        0.00
12/31/2003    5.28      (0.07)           2.26          2.19            --            --            --          --
12/31/2002    7.47      (0.11)          (2.08)        (2.19)           --            --            --          --
Class C
12/31/2006    9.48       0.00(e)         0.74          0.74         (0.07)        (0.31)        (0.38)       0.00
12/31/2005    8.45       0.00(e)         1.04          1.04         (0.01)           --         (0.01)       0.00
12/31/2004    7.47      (0.04)           1.02          0.98            --            --            --        0.00
12/31/2003    5.27      (0.07)           2.27          2.20            --            --            --          --
12/31/2002    7.47      (0.11)          (2.09)        (2.20)           --            --            --          --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its advisory fee during the period. Without this reimbursement/waiver, if applicable, expense ratios would have been higher.
(e)Amount rounds to less than $0.01 per share, if applicable.
(f)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.
(g)Includes expense waiver recapture of 0.04%.

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54

                                    Ratios to average net assets:
                                    ----------------------------

    Net asset           Net assets,                       Net
     value,     Total     end of     Gross      Net    investment Portfolio
     end of    return     period    expenses  expenses   income   turnover
     period   (%)(a)(c)   (000's)    (%)(f)    (%)(d)  (loss) (%) rate (%)
    --------- --------- ----------- --------  -------- ---------- ---------

     $26.49      37.4    $120,151     1.48(g)    N/A      0.82        15
      20.78      34.8      73,166     1.55      1.50      1.11        15
      16.83      17.8      58,965     1.71      1.50      2.11        20
      15.13      45.0      39,846     2.00      1.50      2.73        18
      11.00       1.3      13,307     2.43      1.50      3.47        35
      26.45      36.3      21,166     2.22(g)    N/A      0.06        15
      20.77      33.7      16,293     2.30      2.25      0.36        15
      16.82      17.1      14,131     2.46      2.25      1.36        20
      15.10      43.7      12,129     2.75      2.25      1.98        18
      11.00       0.5       8,401     3.18      2.25      2.72        35
      26.49      36.3      29,694     2.23(g)    N/A      0.08        15
      20.80      33.7      16,101     2.30      2.25      0.36        15
      16.84      16.9      14,388     2.46      2.25      1.36        20
      15.15      43.9      11,410     2.75      2.25      1.98        18
      11.01       0.5       3,288     3.18      2.25      2.72        35

     $10.70       8.5    $679,897     1.16       N/A      0.76       171
      10.22      13.2     694,121     1.28       N/A      0.78       196
       9.05      14.0     689,967     1.42       N/A      0.16       265
       7.94      42.8     724,214     1.57       N/A     (0.40)      261
       5.56     (28.8)    602,989     1.47       N/A     (0.86)      223
       9.84       7.8      43,032     1.91       N/A      0.02       171
       9.48      12.4      53,005     2.03       N/A      0.03       196
       8.45      13.1      57,527     2.17       N/A     (0.58)      265
       7.47      41.5      56,880     2.32       N/A     (1.14)      261
       5.28     (29.3)     45,633     2.23       N/A     (1.62)      223
       9.84       7.7       8,688     1.90       N/A      0.04       171
       9.48      12.4       5,133     2.04       N/A      0.03       196
       8.45      13.1       3,214     2.17       N/A     (0.58)      265
       7.47      41.8       2,647     2.32       N/A     (1.14)      261
       5.27     (29.5)      2,187     2.23       N/A     (1.62)      223

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                                                                             55

                                    [GRAPHIC]



Financial Performance

                     Income (loss) from investment operations:            Less distributions:
                     ---------------------------------------   -----------------------------------------

           Net asset
            value,      Net                                      Dividends    Distributions
           beginning investment     Net realized   Total from       from        from net
              of       income      and unrealized  investment  net investment   realized        Total     Redemption
            period   (loss)(b)      gain (loss)    operations      income     capital gains distributions  fees(e)
           --------- ----------    --------------  ----------  -------------- ------------- ------------- ----------

Hansberger International Fund
Class A
12/31/2006  $19.88     $ 0.16          $ 4.51        $ 4.67        $(0.35)       $(2.70)       $(3.05)      $0.00
12/31/2005   17.12       0.11            2.65          2.76            --            --            --        0.00
12/31/2004   15.07       0.02            2.03          2.05            --            --            --        0.00
12/31/2003   10.84      (0.04)           4.27          4.23            --            --            --          --
12/31/2002   13.02      (0.05)          (2.08)        (2.13)        (0.05)           --         (0.05)         --
Class B
12/31/2006   18.27       0.01            4.11          4.12         (0.18)        (2.70)        (2.88)       0.00
12/31/2005   15.85       0.00(e)         2.42          2.42            --            --            --        0.00
12/31/2004   14.06      (0.09)           1.88          1.79            --            --            --        0.00
12/31/2003   10.19      (0.12)           3.99          3.87            --            --            --          --
12/31/2002   12.32      (0.14)          (1.94)        (2.08)        (0.05)           --         (0.05)         --
Class C
12/31/2006   18.28       0.00(e)         4.11          4.11         (0.21)        (2.70)        (2.91)       0.00
12/31/2005   15.86      (0.02)           2.44          2.42            --            --            --        0.00
12/31/2004   14.06      (0.09)           1.89          1.80            --            --            --        0.00
12/31/2003   10.19      (0.12)           3.99          3.87            --            --            --          --
12/31/2002   12.33      (0.14)          (1.95)        (2.09)        (0.05)           --         (0.05)         --

Harris Associates Focused Value Fund
Class A
12/31/2006  $12.08     $(0.02)         $ 1.50        $ 1.48        $   --        $(2.00)       $(2.00)       0.00
12/31/2005   13.06       0.00(e)         0.76          0.76            --         (1.74)        (1.74)       0.00
12/31/2004   11.79      (0.02)           1.29          1.27            --            --            --        0.00
12/31/2003    9.24      (0.03)           2.58          2.55            --            --            --          --
12/31/2002   10.96      (0.03)          (1.69)        (1.72)           --            --            --          --
Class B
12/31/2006   11.59      (0.10)           1.43          1.33            --         (2.00)        (2.00)       0.00
12/31/2005   12.69      (0.10)           0.74          0.64            --         (1.74)        (1.74)       0.00
12/31/2004   11.55      (0.11)           1.25          1.14            --            --            --        0.00
12/31/2003    9.12      (0.10)           2.53          2.43            --            --            --          --
12/31/2002   10.90      (0.11)          (1.67)        (1.78)           --            --            --          --
Class C
12/31/2006   11.59      (0.10)           1.43          1.33            --         (2.00)        (2.00)       0.00
12/31/2005   12.69      (0.10)           0.74          0.64            --         (1.74)        (1.74)       0.00
12/31/2004   11.55      (0.11)           1.25          1.14            --            --            --        0.00
12/31/2003    9.12      (0.10)           2.53          2.43            --            --            --          --
12/31/2002   10.90      (0.11)          (1.67)        (1.78)           --            --            --          --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher.
(e)Amount rounds to less than $0.01 per share, if applicable.
(f)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.

--------------------------------------------------------------------------------
56

                                     Ratios to average net assets:
                                     ---------------------------

     Net asset           Net assets,                       Net
      value,     Total     end of     Gross      Net    investment Portfolio
      end of    return     period    expenses  expenses   income   turnover
      period   (%)(a)(c)   (000's)    (%)(f)    (%)(d)  (loss) (%) rate (%)
     --------- --------- ----------- --------  -------- ---------- ---------

      $21.50      24.1    $112,814     1.49       N/A      0.75       49
       19.88      16.1      89,663     1.81       N/A      0.62       45
       17.12      13.6      73,707     1.92      1.91      0.14       81
       15.07      39.0      59,762     2.32      2.30     (0.34)      92
       10.84     (16.4)     50,053     2.19       N/A     (0.45)      91
       19.51      23.2      33,016     2.25       N/A      0.03       49
       18.27      15.3      33,388     2.55       N/A     (0.02)      45
       15.85      12.7      45,213     2.67      2.66     (0.60)      81
       14.06      38.0      60,296     3.07      3.05     (1.09)      92
       10.19     (17.0)     53,306     2.94       N/A     (1.20)      91
       19.48      23.1      23,541     2.25       N/A      0.01       49
       18.28      15.3      19,388     2.56       N/A     (0.11)      45
       15.86      12.8      17,046     2.67      2.66     (0.63)      81
       14.06      38.0      12,557     3.07      3.05     (1.09)      92
       10.19     (17.0)     11,013     2.94       N/A     (1.20)      91

      $11.56      12.7    $ 62,603     1.51       N/A     (0.12)      36
       12.08       5.7      82,298     1.68       N/A     (0.04)      39
       13.06      10.8     108,042     1.70       N/A     (0.15)      26
       11.79      27.6      95,957     1.84      1.70     (0.28)      30
        9.24     (15.7)     68,660     1.79      1.70     (0.35)      12
       10.92      11.9      78,950     2.26       N/A     (0.87)      36
       11.59       5.0      97,256     2.43       N/A     (0.80)      39
       12.69       9.9     110,275     2.45       N/A     (0.90)      26
       11.55      26.6     107,017     2.59      2.45     (1.03)      30
        9.12     (16.3)     85,794     2.54      2.45     (1.10)      12
       10.92      11.9      87,033     2.27       N/A     (0.88)      36
       11.59       5.0     122,745     2.43       N/A     (0.79)      39
       12.69       9.9     144,780     2.45       N/A     (0.90)      26
       11.55      26.6     124,427     2.59      2.45     (1.03)      30
        9.12     (16.3)     86,269     2.54      2.45     (1.10)      12

--------------------------------------------------------------------------------
                                                                             57

                                    [GRAPHIC]



Financial Performance

                                             Income (loss) from investment operations:     Less distributions:
                                             ----------------------------------------  ---------------------------

                                   Net asset
                                    value,      Net                                      Dividends
                                   beginning investment    Net realized    Total from       from
                                      of       income     and unrealized   investment  net investment     Total
                                    period   (loss)(b)     gain (loss)     operations      income     distributions
                                   --------- ----------   --------------   ----------  -------------- -------------

Harris Associates Large Cap Value Fund
Class A
12/31/2006                          $13.33     $ 0.06         $ 2.13         $ 2.19        $(0.03)       $(0.03)
12/31/2005                           13.37       0.05          (0.08)         (0.03)        (0.01)        (0.01)
12/31/2004                           12.25       0.04           1.08           1.12            --            --
12/31/2003                            9.42       0.01           2.82           2.83            --            --
12/31/2002                           11.78       0.01          (2.37)         (2.36)           --            --
Class B
12/31/2006                           12.48      (0.04)          1.98           1.94         (0.03)        (0.03)
12/31/2005                           12.62      (0.04)         (0.09)         (0.13)        (0.01)        (0.01)
12/31/2004                           11.64      (0.05)          1.03           0.98            --            --
12/31/2003                            9.02      (0.07)          2.69           2.62            --            --
12/31/2002                           11.37      (0.07)         (2.28)         (2.35)           --            --
Class C
12/31/2006                           12.46      (0.04)          1.98           1.94         (0.03)        (0.03)
12/31/2005                           12.60      (0.04)         (0.09)         (0.13)        (0.01)        (0.01)
12/31/2004                           11.63      (0.05)          1.02           0.97            --            --
12/31/2003                            9.01      (0.07)          2.69           2.62            --            --
12/31/2002                           11.36      (0.07)         (2.28)         (2.35)           --            --

Natixis U.S. Diversified Portfolio
Class A
12/31/2006                          $20.17     $ 0.04         $ 2.73         $ 2.77        $   --        $   --
12/31/2005                           18.75      (0.11)          1.53           1.42            --            --
12/31/2004                           16.61      (0.12)          2.26           2.14            --            --
12/31/2003                           12.43      (0.13)          4.31           4.18            --            --
12/31/2002                           15.90      (0.11)         (3.36)         (3.47)           --            --
Class B
12/31/2006                           18.01      (0.11)          2.43           2.32            --            --
12/31/2005                           16.87      (0.22)          1.36           1.14            --            --
12/31/2004                           15.06      (0.23)          2.04           1.81            --            --
12/31/2003                           11.35      (0.22)          3.93           3.71            --            --
12/31/2002                           14.64      (0.20)         (3.09)         (3.29)           --            --
Class C
12/31/2006                           18.03      (0.11)          2.44           2.33            --            --
12/31/2005                           16.89      (0.22)          1.36           1.14            --            --
12/31/2004                           15.08      (0.23)          2.04           1.81            --            --
12/31/2003                           11.37      (0.22)          3.93           3.71            --            --
12/31/2002                           14.66      (0.20)         (3.09)         (3.29)           --            --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher.
(d)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)Portfolio turnover excludes the impact of assets as a result of a merger with another fund.
(f)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.

--------------------------------------------------------------------------------
58

                                     Ratios to average net assets:
                                     ---------------------------

     Net asset           Net assets,                       Net
      value,     Total     end of     Gross      Net    investment Portfolio
      end of    return     period    expenses  expenses   income   turnover
      period   (%)(a)(d)   (000's)    (%)(f)    (%)(c)  (loss) (%) rate (%)
     --------- --------- ----------- --------  -------- ---------- ---------

      $15.49      16.5    $195,714     1.30      1.30      0.44        23
       13.33      (0.2)    188,763     1.46      1.30      0.40        39
       13.37       9.1     222,434     1.49      1.30      0.30        27
       12.25      30.0     215,259     1.62      1.45      0.07        30(e)
        9.42     (20.0)    130,751     1.56       N/A      0.07       195
       14.39      15.6)     42,894     2.07      2.05     (0.33)       23
       12.48      (1.0)     59,035     2.21      2.05     (0.35)       39
       12.62       8.4      79,949     2.24      2.05     (0.46)       27
       11.64      29.1      91,085     2.37      2.20     (0.69)       30(e)
        9.02     (20.7)     71,436     2.31       N/A     (0.68)      195
       14.37      15.6      18,089     2.06      2.05     (0.32)       23
       12.46      (1.0)     20,308     2.21      2.05     (0.35)       39
       12.60       8.3      26,392     2.24      2.05     (0.42)       27
       11.63      29.1      15,553     2.37      2.20     (0.69)       30(e)
        9.01     (20.7)      6,440     2.31       N/A     (0.68)      195

      $22.94      13.7    $393,430     1.46       N/A      0.17        83
       20.17       7.6     386,084     1.73       N/A     (0.57)       97
       18.75      12.9     392,726     1.87       N/A     (0.71)      104
       16.61      33.6     354,755     1.99       N/A     (0.94)      102
       12.43     (21.8)    269,180     1.89       N/A     (0.75)       95
       20.33      12.9     147,819     2.22       N/A     (0.60)       83
       18.01       6.8     174,745     2.48       N/A     (1.32)       97
       16.87      12.0     223,349     2.62       N/A     (1.50)      104
       15.06      32.7     272,533     2.74       N/A     (1.69)      102
       11.35     (22.5)    282,361     2.64       N/A     (1.50)       95
       20.36      12.9      46,064     2.22       N/A     (0.59)       83
       18.03       6.8      48,262     2.48       N/A     (1.32)       97
       16.89      12.0      58,883     2.62       N/A     (1.48)      104
       15.08      32.6      60,783     2.74       N/A     (1.69)      102
       11.37     (22.4)     54,291     2.64       N/A     (1.50)       95


--------------------------------------------------------------------------------
                                                                             59

                                    [GRAPHIC]



Financial Performance

                       Income (loss) from investment operations:     Less distributions:
                       ----------------------------------------  ---------------------------

             Net asset
              value,      Net                                    Distributions
             beginning investment    Net realized    Total from    from net
                of       income     and unrealized   investment    realized        Total     Redemption
              period   (loss)(b)     gain (loss)     operations  capital gains distributions  fees(c)
             --------- ----------   --------------   ----------  ------------- ------------- ----------

VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2006    $17.69     $(0.05)        $ 3.26         $ 3.21         $--           $--        $0.00
12/31/2005     16.07      (0.08)          1.70           1.62          --            --         0.00
12/31/2004     13.94      (0.13)          2.26           2.13          --            --         0.00
12/31/2003     10.05      (0.19)          4.08           3.89          --            --           --
12/31/2002     14.52      (0.21)         (4.26)         (4.47)         --            --           --
Class B
12/31/2006     16.36      (0.20)          3.03           2.83          --            --         0.00
12/31/2005     14.97      (0.19)          1.58           1.39          --            --         0.00
12/31/2004     13.08      (0.22)          2.11           1.89          --            --         0.00
12/31/2003      9.51      (0.26)          3.83           3.57          --            --           --
12/31/2002     13.84      (0.28)         (4.05)         (4.33)         --            --           --
Class C
12/31/2006     16.37      (0.19)          3.01           2.82          --            --         0.00
12/31/2005     14.98      (0.19)          1.58           1.39          --            --         0.00
12/31/2004     13.09      (0.22)          2.11           1.89          --            --         0.00
12/31/2003      9.51      (0.26)          3.84           3.58          --            --           --
12/31/2002     13.84      (0.28)         (4.05)         (4.33)         --            --           --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share, if applicable.
(d)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher.
(e)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.
(f)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

--------------------------------------------------------------------------------
60

                                     Ratios to average net assets:
                                     ---------------------------

     Net asset           Net assets,                       Net
      value,     Total     end of     Gross      Net    investment Portfolio
      end of    return     period    expenses  expenses   income   turnover
      period   (%)(a)(f)   (000's)    (%)(e)    (%)(d)  (loss) (%) rate (%)
     --------- --------- ----------- --------  -------- ---------- ---------

      $20.90      18.1     $85,285     1.59      N/A      (0.28)       88
       17.69      10.1      58,963     1.92      N/A      (0.47)       80
       16.07      15.3      45,138     2.01      N/A      (0.89)      172
       13.94      38.7      45,442     2.33      N/A      (1.69)      156
       10.05     (30.8)     38,441     2.13      N/A      (1.72)      160
       19.19      17.2      32,606     2.37      N/A      (1.10)       88
       16.36       9.3      38,732     2.66      N/A      (1.24)       80
       14.97      14.5      54,652     2.76      N/A      (1.65)      172
       13.08      37.5      55,662     3.08      N/A      (2.44)      156
        9.51     (31.3)     46,215     2.88      N/A      (2.47)      160
       19.19      17.2      18,186     2.35      N/A      (1.04)       88
       16.37       9.3      13,667     2.67      N/A      (1.23)       80
       14.98      14.4      13,549     2.76      N/A      (1.63)      172
       13.09      37.6      12,042     3.08      N/A      (2.44)      156
        9.51     (31.3)     10,930     2.88      N/A      (2.47)      160

--------------------------------------------------------------------------------
                                                                             61

Glossary of Terms

American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

--------------------------------------------------------------------------------
62

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a: "large", "medium" or "small" capitalization company for any particular Fund or segment will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             63

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual reports or their SAI, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                          Natixis Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
 The Funds' annual and semiannual reports and SAI are available on the Funds'
                       website at: www.funds.natixis.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings -- A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

Natixis Asset Management Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
                              Distributors, L.P.,
Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:
                   Notice of Privacy Policies and Practices
We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

/(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis
 Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P., Loomis, Sayles & Company, L.P.
                         and all of their successors.
/(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XS51-0907

                  (Investment Company Act File No. 811-04323)
                  (Investment Company Act File No. 811-0242)
                  (Investment Company Act File No. 811-07345)
                  (Investment Company Act File No. 811-09945)

                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 21

More About Risk.......... Page 23

Management Team.......... Page 25

Fund Services............ Page 31

Financial Performance.... Page 42

  Natixis Equity Funds -- Class Y

[LOGO]

 AEW

[LOGO]

BLACKROCK

[LOGO] Capital Growth Management

[LOGO] HANSBERGER

[LOGO] HARRIS ASSOCIATES L.P.
       Adviser to The Oakmark Funds

[LOGO] LOOMIS SAYLES & COMPANY L.P.

[LOGO] VAUGHAN NELSON
INVESTMENT MANAGEMENT
AEW Real Estate Fund
 AEW Management and Advisors, L.P.

CGM Advisor Targeted Equity Fund
 Capital Growth Management Limited Partnership

Hansberger International Fund
 Hansberger Global Investors, Inc.

Harris Associates Large Cap Value Fund
 Harris Associates L.P.

Natixis U.S. Diversified Portfolio
 BlackRock Investment Management, LLC
 Harris Associates L.P.
 Loomis, Sayles & Company, L.P.

Vaughan Nelson Small Cap Value Fund
 Vaughan Nelson Investment Management, L.P.
                                                                     Prospectus
                                                                    May 1, 2007
                                                (as revised September 20, 2007)

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

Table of Contents


Goals, Strategies & Risks
AEW Real Estate Fund.................................. 2
CGM Advisor Targeted Equity Fund...................... 5
Hansberger International Fund......................... 8
Harris Associates Large Cap Value Fund............... 11
Natixis U.S. Diversified Portfolio................... 13
Vaughan Nelson Small Cap Value Fund.................. 18
Fund Fees & Expenses
Fund Fees & Expenses................................. 21
More About Risk
More About Risk...................................... 23
Management Team
Meet the Funds' Investment Advisers and Subadvisers.. 25
Meet the Funds' Portfolio Managers................... 28
Fund Services
It's Easy to Open an Account......................... 31
Buying Shares........................................ 32
Selling Shares....................................... 33
Selling Shares in Writing............................ 34
Exchanging Shares.................................... 34
Restrictions on Buying, Selling and Exchanging Shares 35
How Fund Shares Are Priced........................... 38
Dividends and Distributions.......................... 39
Tax Consequences..................................... 40
Compensation to Securities Dealers................... 41
Financial Performance
Financial Performance................................ 42
Glossary of Terms
Glossary of Terms.................................... 46

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
AEW Real Estate Fund


Adviser:  AEW Management and Advisors, L.P. ("AEW")
Manager:  Matthew A. Troxell
Category: Mid-Cap Equity

Ticker Symbol: Class Y
               -------
               NRFYX

 Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments of real estate investment trusts ("REITs") and/or real estate-related companies.
In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.
When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
.. Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.
.. Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
.. Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
.. Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.
The Fund may also:
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities.
  The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: Securities of real estate-related companies and REITs in which the Fund may invest

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2
  may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small-cap companies risk: Companies in the real estate industry, including
  REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-cap companies.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

(total return)


  2001    2002    2003    2004    2005     2006   (up triangle) Highest Quarterly Return: Fourth
  ----    ----    ----    ----    ----     ----                 Quarter 2004, up 16.33%
  13.31%  3.59%   36.61%  34.12%  14.70%   36.21% (down triangle) Lowest Quarterly Return: Third
                                                                  Quarter 2002, down 8.66%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was -7.51%.

--------------------------------------------------------------------------------
                                                                             3

The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the MSCI US REIT Index, an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI US REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years  (8/31/00)
AEW Real Estate Fund
Class Y - Return Before Taxes                                     36.21%       24.28%      22.69%
   Return After Taxes on Distributions*                           34.23%       22.22%      20.45%
   Return After Taxes on Distributions & Sales of Fund Shares*    25.00%       20.45%      18.95%
MSCI US REIT Index**                                              35.92%       23.22%      21.48%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from September 1, 2000.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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4

                                    [GRAPHIC]



Goals, Strategies & Risks
CGM Advisor Targeted Equity Fund

Adviser:  Capital Growth Management Limited
             Partnership ("CGM")
Manager:  G. Kenneth Heebner
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               NEGYX

 Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.
In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  Well-established, with records of above-average growth
..  Promise of maintaining their leadership positions in their industries
..  Likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
.. It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
.. CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
.. CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
.. CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
.. Invest a significant portion of its assets in a single industry sector.
.. Invest in foreign securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability

--------------------------------------------------------------------------------
                                                                             5
  to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
  Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Focused investment risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Investments in other investment companies risk: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

(total return)


  2000      2001     2002    2003    2004     2005    2006  (up triangle) Highest Quarterly Return: Fourth
  ----      ----     ----    ----    ----     ----    ----                Quarter 2001, up 17.87%
 -4.22%   -15.86%  -28.28%  43.34%  14.37%   13.41%   8.99% (down triangle) Lowest Quarterly Return: Third
                                                                            Quarter 2001, down 19.47%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 11.97%.

--------------------------------------------------------------------------------
6

The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Standard and Poor's 500 Index ("S&P 500 Index"), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years  (6/30/99)
CGM Advisor Targeted Equity Fund
Class Y - Return Before Taxes                                      8.99%       7.76%        3.39%
   Return After Taxes on Distributions*                            8.37%       7.63%        2.12%
   Return After Taxes on Distributions & Sales of Fund Shares*     6.63%       6.73%        2.23%
S&P 500 Index**                                                   15.79%       6.19%        2.06%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from July 1, 1999.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger International Fund


Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")

Managers: Growth Segment: Trevor Graham, Barry A.
             Lockhart, Patrick H. Tan, Thomas R.H.
             Tibbles
          Value Segment: Ronald Holt, Robert Mazuelos,
             Lauretta Reeves
Category: International Equity

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest in common stocks of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, the Far East and Latin America.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities.
  The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
Subject to the allocation policy adopted by the Fund's Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments; which are managed by the subadviser as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.
Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  High secular growth
..  Superior profitability
..  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential. Hansberger's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

--------------------------------------------------------------------------------
8

Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in 70 to 80 stocks (for this segment), across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when its share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger may take into account the issuer's structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company's management.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

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                                                                             9

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below, for the periods prior to March 1, 2004, reflect results achieved by those multiple subadvisers. The Fund's performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund's Class A shares, which are not offered in this prospectus. The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. Class Y shares would have substantially similar returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

                                    [CHART]

(total return)



 1997   1998   1999     2000    2001   2002    2003    2004   2005    2006   (up triangle) Highest Quarterly Return: Fourth
 ----   ----   ----     ----    ----   ----    ----    ----   ----    ----                 Quarter 1999, up 24.05%
 12.68% 4.01% 37.63%  -12.22%  -8.98%  16.42%  39.02%  13.60% 16.12%  24.08% (down triangle) Lowest Quarterly Return: Third
                                                                                             Quarter 2002, down 20.60%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 12.79%.

The table below shows how the average annual total returns for Class A shares of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE Index"), an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada and the Morgan Stanley Capital International All Country World Index ex-U.S. ("MSCI ACWI ex-U.S. Index"), an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States. The MSCI EAFE Index is the Fund's primary benchmark. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Hansberger International Fund
Class A - Return Before Taxes                                     16.96%       12.39%        8.73%
   Return After Taxes on Distributions*                           13.82%       11.75%        7.53%
   Return After Taxes on Distributions & Sales of Fund Shares*    13.08%       10.64%        7.10%
MSCI EAFE Index**                                                 26.86%       15.43%        8.06%
MSCI ACWI ex-U.S. Index**                                         27.16%       16.87%        8.59%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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10

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Large Cap Value Fund

Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   Edward S. Loeb, Michael J. Mangan and
               Diane L. Mustain

Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               NEOYX

 Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-cap companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
The Fund may also:
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

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                                                                             11

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. The performance results shown below, for periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

(total return)



  1999    2000     2001     2002     2003     2004    2005     2006 (up triangle) Highest Quarterly Return: Second
  ----    ----     ----     ----     ----     ----    ----     ----               Quarter 2003, up 20.20%
 9.77%  -6.97%  -13.99%  -19.61%   30.76%   9.57%   -0.04%   16.97% (down triangle) Lowest Quarterly Return: Third
                                                                                    Quarter 2001, down 16.94%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 6.34%.

The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years (11/18/98)
Harris Associates Large Cap Value Fund
Class Y - Return Before Taxes                                     16.97%        6.13%       3.07%
   Return After Taxes on Distributions*                           16.93%        6.12%       2.36%
   Return After Taxes on Distributions & Sales of Fund Shares*    11.08%        5.30%       2.28%
Russell 1000 Value Index**                                        22.25%       10.86%       8.11%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from December 1, 1998.

For information about the Fund's expenses, see the section "Fund Fees and Expenses".

--------------------------------------------------------------------------------
12

                                    [GRAPHIC]



Goals, Strategies & Risks
Natixis U.S. Diversified Portfolio

Adviser:     Natixis Asset Management Advisors, L.P.
                ("Natixis Advisors")
Subadvisers: BlackRock Investment Management, LLC
                ("BlackRock") Harris Associates L.P.
                ("Harris Associates") Loomis, Sayles &
                Company, L.P. ("Loomis Sayles")

Category: All-Cap Equity

Ticker Symbol: Class Y
               -------
               NESYX

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Natixis Advisors believes that this Fund's multi-manager approach to equity investing -- which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.
Subject to the allocation policy adopted by the Fund's Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Under the allocation policy, Natixis Advisors may also allocate capital away or towards one or more segment from time to time. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund's assets in accordance with its distinct investment style and strategy.
The Fund invests substantially all of its assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
The Fund may also:
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
.. Invest in options and enter into futures, swap contracts and currency transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section "Natixis U.S. Diversified Portfolio -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Allocation risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Derivative instruments risk: Derivative instruments are subject to changes in the underlying securities or indices on which the derivative instruments transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable

--------------------------------------------------------------------------------
                                                                             13
  transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
14

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund uses multiple subadvisers. The performance results shown below reflect results achieved by previous subadvisers using different investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.

                                    [CHART]

(total return)



 1997    1998     1999     2000    2001   2002   2003    2004    2005    2006  (up triangle) Highest Quarterly Return: Fourth
 ----    ----     ----     ----    ----   ----   ----    ----    ----    ----                Quarter 1999, up 31.02%
 20.50%  19.61%   46.78% -16.56%  -8.95% -21.33% 34.52%  13.52%  8.02%  14.20% (down triangle) Lowest Quarterly Return: Third
                                                                                               Quarter 2002, down 17.18%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 11.45%.

The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Standard and Poor's 500 Index ("S&P 500 Index") an unmanaged index of U.S. common stocks, the Dow Jones Wilshire 4500 Index, an unmanaged index of 4,500 mid- and small-sized companies; and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), an unmanaged index of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, Dow Jones Wilshire 4500 Index and S&P MidCap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Natixis U.S. Diversified Portfolio
Class Y - Return Before Taxes                                     14.20%        8.18%        9.06%
   Return After Taxes on Distributions*                           14.20%        8.18%        7.24%
   Return After Taxes on Distributions & Sales of Fund Shares*     9.23%        7.11%        6.87%
S&P 500 Index**                                                   15.79%        6.19%        8.42%
Dow Jones Wilshire 4500 Index**                                   16.07%       12.38%        9.74%
S&P MidCap 400 Index**                                            10.32%       10.89%       13.47%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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                                                                             15

                                    [GRAPHIC]



Goals, Strategies & Risks
Natixis U.S. Diversified Portfolio - More on Investment Strategies


The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

 BlackRock

The segment of the Fund managed by BlackRock, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by BlackRock for the segment typically have the following characteristics:
..  Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
..  Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
    -- Above-average growth rates in sales
    -- Improvements in profit margins
    -- Providing proprietary or niche products and services
    -- Strong industry growth
    -- A lead in market share
The segment may also invest in the securities of foreign companies, either directly or indirectly through American depositary receipts, as well as securities convertible into securities of foreign companies.
In making investment decisions, BlackRock generally employs the following methods:
.. Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
.. The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
.. Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. BlackRock believes sector selection will be a significant contributor to the segment's long-term performance.
BlackRock will usually sell a position if company fundamentals or management do not perform to expectations.

 Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
..  Stock selling at less than 60% of its intrinsic value
..  Favorable intrinsic value growth potential
..  Owner-oriented management
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Loomis Sayles - Mid Cap Growth segment

The Mid Cap Growth segment of the Fund, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:
..  Distinctive products, technologies or services
..  Attractive valuation relative to both competitors and their own operating history
..  Strong management team
..  Competitive barriers to entry within the company's industry

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16

In making investment decisions, Loomis Sayles employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
.. Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment's assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

 Loomis Sayles - Small Cap Value segment

The Small Cap Value segment of the Fund, the other segment of the Fund managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of the Small Cap Value segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:
..  Attractive valuations
..  Positive free cash flow
..  Strong balance sheets
..  Strong fundamental prospects
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.
In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
.. Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
.. Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

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                                                                             17

                                    [GRAPHIC]



Goals, Strategies & Risks
Vaughan Nelson Small Cap Value Fund


Adviser:    Natixis Asset Management Advisors, L.P.
               ("Natixis Advisors")
Subadviser: Vaughan Nelson Investment Management,
               L.P. ("Vaughan Nelson")

Managers: Chris D. Wallis and Scott J. Weber
Category: Small-Cap Equity

Ticker Symbol: Class Y
               -------
               NEJYX

 Investment Goal

The Fund seeks capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Value Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.
Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
.. Companies earning a positive economic margin with stable-to-improving returns .. Companies valued at a discount to their asset value
.. Companies with an attractive dividend yield and minimal basis risk
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:
.. Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
..  Vaughan Nelson starts with an investment universe of 5,000 securities.
   Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
.. Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
.. Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including U.S.
  government bonds as well as lower quality debt securities.
.. Invest in foreign securities, including those of emerging markets.
.. Invest in real estate investment trusts ("REITs").
.. Invest in securities offered in initial public offerings ("IPOs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities.
  The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and

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18
  result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.
For additional information see the section "More About Risk."

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                                                                             19

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers. The performance results shown below, for periods prior to March 1, 2004, reflect results achieved by the previous subadvisers using different investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares, which are not offered in this prospectus, for each of the last ten calendar years. Performance is presented for Class A shares because Class Y shares have not been outstanding for a full calendar year. Class Y shares would have substantially similar returns because they are invested in the same portfolio of securities, and would only differ to the extent the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A because Class A shares are subject to sales charges and higher expenses.

                                    [CHART]                                     (up triangle) Highest
                                                                                              Quarterly
(total return)                                                                                Return: Fourth
                                                                                              Quarter 1999,
 1997   1998   1999    2000     2001     2002    2003     2004    2005   2006                 up 42.28%
 ----   ----   ----    ----     ----     ----    ----     ----    ----   ----   (down triangle) Lowest
 26.97% 2.05% 65.38%  -12.22%  -12.05%  -30.78%  38.71%   15.28%  10.08% 18.09%                 Quarterly
                                                                                                Return: Third
                                                                                                Quarter 2001,
                                                                                                down 26.44%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 9.09%.

The table below shows how the Fund's average annual total returns for Class A shares (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Russell 2000 Value Index, an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Vaughan Nelson Small Cap Value Fund
Class A - Return Before Taxes                                     11.30%        6.27%        8.42%
   Return After Taxes on Distributions*                           11.30%        6.27%        7.25%
   Return After Taxes on Distributions & Sales of Fund Shares*     7.34%        5.42%        6.74%
Russell 2000 Value Index**                                        23.48%       15.37%       13.27%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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                                    [GRAPHIC]




Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                               Class Y
Maximum sales charge (load) imposed on purchases                                                   None
Maximum deferred sales charge (load)                                                               None
Redemption fees (AEW Real Estate Fund, Natixis U.S. Diversified Portfolio, Harris Associates
   Large Cap Value Fund)                                                                           None*
Redemption fees (CGM Advisor Targeted Equity Fund, Hansberger International Fund, Vaughan         2% of
   Nelson Small Cap Value Fund)                                                              redemption
                                                                                               proceeds+

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information see the section "Redemption Fees."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                              CGM Advisor
                                          AEW Real Estate   Targeted Equity     Hansberger
                                              Fund/1/            Fund       International Fund
                                              Class Y           Class Y          Class Y
Management fees                                0.80%             0.70%             0.80%
Other expenses                                 0.29%+            0.17%+            0.32%+
Total annual fund operating expenses           1.09%             0.87%             1.12%
Fee waiver and/or expense reimbursement        0.00%             0.00%             0.00%
Net Expenses                                   1.09%             0.87%             1.12%
                                               Harris        Natixis U.S.     Vaughan Nelson
                                          Associates Large    Diversified    Small Cap Value
                                          Cap Value Fund/2/    Portfolio         Fund/3/
                                              Class Y           Class Y          Class Y
Management fees                                0.69%             0.90%             0.90%
Other expenses                                 0.22%+            0.13%+            1.00%
Acquired Fund Fees and Expenses                0.00%             0.00%            0.02%+
Total annual fund operating expenses           0.91%             1.03%             1.92%
Fee waiver and/or expense reimbursement++      0.00%             0.00%             0.70%
Net expenses++                                 0.91%             1.03%             1.22%

+ Acquired Fund Fees and Expenses ("Acquired Fund Fees and Expenses") are expenses indirectly borne by the Fund through investments in certain pooled investment vehicles. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
++ Fee waiver and/or expense reimbursement and Net Expenses have been restated
   to reflect the current expense cap arrangement.
1 AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.25% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2008, and is reevaluated on an annual basis.
2 Natixis Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.05% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2008, and is reevaluated on an annual basis.
3 Natixis Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.20% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2008, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

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                                                                             21

                                    [GRAPHIC]




Fund Fees & Expenses (continued)


A Fund's Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses it has borne through the undertakings described above to the extent that a class' expenses in later periods fall below the annual rates set forth in the relevant undertaking. A class will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee/expense was deferred.

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                  AEW Real Estate Fund           CGM Advisor Targeted Equity Fund     Hansberger International Fund
                        Class Y                              Class Y                             Class Y
1 year                   $  111                               $   89                             $  114
3 years                  $  347                               $  278                             $  356
5 years                  $  601                               $  482                             $  617
10 years                 $1,329                               $1,073                             $1,363
         Harris Associates Large Cap Value Fund Natixis U.S. Diversified Portfolio Vaughan Nelson Small Cap Value Fund
                        Class Y                              Class Y                             Class Y
1 year                   $   93                               $  105                             $  136
3 years                  $  290                               $  328                             $  547
5 years                  $  504                               $  569                             $  983
10 years                 $1,120                               $1,259                             $2,196

* The example is based on the Net Expenses shown above for the first ten months for Vaughan Nelson Small Cap Value Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remainder of the one-year period and the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

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                                    [GRAPHIC]




More About Risk


The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's, or BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate and Harris Associates Large Cap Value Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except AEW Real Estate Fund) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security, and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities,
Section 4(2) commercial paper, structured notes and Rule 144A securities.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except AEW Real Estate Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate , Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson

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                                    [GRAPHIC]




More About Risk (continued)

Small Cap Value Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers and Subadvisers

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the Natixis Equity Funds (the "Funds" or each a "Fund"), which, along with the Natixis Income and Tax-Free Income Funds, Natixis Diversified Portfolios, Natixis Value Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund and Natixis Cash Management
Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Advisers

Natixis Advisors, located at 399 Boylston Street, Boston Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisse d'Epargne, a financial institution owned by French regional savings banks known as the Caisse d'Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $276.9 billion in assets under management at June 30, 2007. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. Natixis Advisors does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2006 as a percentage of each Fund's average daily net assets were 0.90% for the Natixis U.S. Diversified Portfolio, 0.80% for the Hansberger International Fund, 0.69% for the Harris Associates Large Cap Value Fund and 0.90% for the Vaughan Nelson Small Cap Value Fund.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $8.9 billion in assets under management as of December 31, 2006. For the fiscal year ended January 31, 2007, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of Natixis US and had over $6.6 billion in assets under management as of December 31, 2006. For the fiscal year ended December 31, 2006, CGM Advisor Targeted Equity Fund paid 0.70% of its average daily net assets to CGM in advisory fees.

 Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment, subject to general supervision of the Fund's adviser and the Board of Trustees.

BlackRock, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.125 trillion in investment company and other portfolio assets under management as of December 31, 2006.

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and an indirect subsidiary of Natixis US. Hansberger managed approximately $9.5 billion in assets as of December 31, 2006, and specializes in global investing, managing separate portfolios and institutional mutual funds.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers and Subadvisers (continued)


Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to a segment of the Natixis U.S. Diversified Portfolio and the Harris Associates Large Cap Value Fund. Harris Associates, a subsidiary of Natixis U.S., managed $68.5 billion in assets as of December 31, 2006, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to segments of the Natixis U.S. Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $96 billion in assets under management as of December 31, 2006. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2006, Vaughan Nelson had $6.7 billion in assets under management.

 Subadvisory Agreements

The Natixis Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such change.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory and sub-advisory contracts is available in the Funds' semiannual reports for the six months ended June 30, 2006 for the CGM Advisor Targeted Equity Fund, Hansberger International Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio, and Vaughan Nelson Small Cap Value Fund and for the six months ended July 31, 2006 for the AEW Real Estate Fund.

 Portfolio Trades

In placing portfolio trades, each adviser or subadviser may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund may lend a portion of their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except CGM Advisor Targeted Equity Fund) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

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26

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock, Dreman Value Management, LLC ("Dreman"), Harris, Hansberger, Vaughan Nelson and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

AEW

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell, Principal and Portfolio Manager, joined AEW in 1994 . Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 24 years of experience in investment analysis and portfolio management.

BlackRock

Thomas Burke

Thomas Burke has served as Senior Portfolio Manager for the segment of Natixis U.S. Diversified Portfolio that is currently subadvised by BlackRock since April 2006. Mr. Burke is primarily responsible for the day-to-day management of the BlackRock segment of the Natixis U.S. Diversified Portfolio and the selection of its investments. He served as an Associate Portfolio Manager of the segment from July 2001 through March 2006. Mr. Burke has been a Managing Director of BlackRock since 2007. He was a Director with BlackRock from 2006 to 2007. Prior to joining BlackRock, Mr. Burke was a portfolio manager and Director of Merrill Lynch Investment Managers L.P., from 1998 to 2006.
Mr. Burke received a B.A. from Pace University. Mr. Burke holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Dominic Vignola

Dominic Vignola has served as an Associate Portfolio Manager for the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2006.
Mr. Vignola is a Director and portfolio manager with BlackRock. Prior to joining BlackRock in 2006, Mr. Vignola was a Vice President of Merrill Lynch Investment Managers, L.P. ("MLIM") and a member of MLIM's Global Technology team since 2000. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management. Mr. Vignola received a Bachelor's degree from the College of Staten Island and an M.B.A. in finance and investments from Zicklin School of Business at Barach College. He has over 16 years of investment experience.

CGM

G. Kenneth Heebner

G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 41-year veteran of the investment industry.

Hansberger

Trevor Graham

Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Vice President -- Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Ronald Holt

Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO -- Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO -- Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University's Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 16 years of financial services experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Senior Vice President -- Research, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 18 years of financial services experience.

Robert Mazuelos

Robert Mazuelos has co-managed the international value segment of Hansberger International Fund since August 2003. Mr. Mazuelos, Senior Vice President -- Research, joined Hansberger in 1995. Mr. Mazuelos received a B.S. from the University of Florida and an M.B.A. from Florida Atlantic University and has over 16 years of investment experience.

Lauretta Reeves

Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO -- Value Team, joined

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Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Vice President - Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 13 years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO -- Growth Team, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 20 years of financial services experience.

Harris Associates

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since October 2000. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed the Harris Associates Large Cap Value Fund since July 2002 and Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

Diane L. Mustain

Diane L. Mustain has co-managed Harris Associates Large Cap Value Fund and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has more than 25 years of investment experience.

Loomis Sayles

Philip C. Fine

Philip C. Fine has managed the Loomis Sayles mid-cap growth segment of the Natixis U.S. Diversified Portfolio since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Charter Financial Analyst and has over 18 years of investment management experience.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers (continued)


Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles small cap value segment of the Natixis U.S. Diversified Portfolio since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Vaughan Nelson

Chris D. Wallis

Chris D. Wallis has co-managed the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 14 years of investment/financial analysis and accounting experience.

Scott J. Weber

Scott J. Weber has co-managed the Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber over 10 years of investment management and financial analysis experience.

Please see the Funds' SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and Portfolio Manager ownership of securities in the Funds.

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                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment is $100,000 and the minimum subsequent investment is $100 for:
    . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:
    . Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
    . Retirement Plans, such as 401(a), 401(k), 457 or 403(b) plans.
    . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans invested in the Funds set forth above.
    . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information about such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may also purchase Class Y shares of the Funds below the stated minimums.

Additionally, the following accounts may purchase Class Y shares with no initial or subsequent investment minimum:
    . Insurance Company Accounts of New England Financial, Metropolitan Life
      Insurance Company ("MetLife") or their affiliates.
    . Deferred Compensation Plan Accounts of New England Life Insurance Company
      ("NELICO"), MetLife or their affiliates ("Deferred Compensation
      Accounts").
    . Separate Accounts of New England Financial, MetLife or their affiliates.

3.You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

Certificates will not be issued for any class of shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares


                                   Opening an Account                             Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the      . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis          investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"           Funds." Third party checks, "starter"
                       checks and credit card convenience checks       checks and credit card convenience checks
                       will not be accepted.                           will not be accepted.
                     . Mail the check with your completed            . Complete the investment slip from an
                       application to Natixis Funds,                   account statement or include a letter
                       P.O. Box 219579, Kansas City,                   specifying the Fund name, your class of
                       MO 64121-9579.                                  shares, your account number and the
                     . Shares purchased by check may not be            registered account name(s).
                       available immediately for redemption. See     . Shares purchased by check may not be
                       the section "Selling Restrictions."             available immediately for redemption. See
                                                                       the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer or Natixis        . Call your investment dealer or Natixis
                       Funds to 1) obtain a current prospectus for     Funds at 800-225-5478 to request an
 [GRAPHIC]             the Fund into which you are exchanging,         exchange.
                       and 2) request an exchange.

 By Wire
                     . Mail your completed application to            . Instruct your bank to transfer funds to
                       Natixis Funds, P.O. Box 219579,                 State Street Bank & Trust Company, ABA
 [GRAPHIC]             Kansas City, MO 64121-9579.                     # 011000028, and DDA # 99011538.
                     . Call Natixis Funds to obtain an account       . Specify the Fund name, your class of
                       number and wire transfer instructions.          shares, your account number and the
                       Your bank may charge you for such a             registered account name(s). Your bank
                       transfer.                                       may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account           . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by        visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.       to your account through ACH.
                     . Ask your bank or credit union whether it is   . If you have not signed up for the ACH
                       a member of the ACH system.                     system, please call Natixis Funds or visit
                                                                       www.funds.natixis.com for a Service
                                                                       Options Form. A medallion signature
                                                                       guarantee may be required to add this
                                                                       privilege.
                                                                     . Shares purchased through ACH may not
                                                                       be available immediately for redemption.
                                                                       See the section "Selling Restrictions."

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9/th/ Street, Kansas City,
                       MO 64105-1514.
                     . Your proceeds (less any applicable redemption fee) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478.
 [GRAPHIC]           . Call Natixis Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that
 [GRAPHIC]             you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable redemption fee) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixix Funds to request an ACH redemption.
                     . Proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.
                       You may receive your proceeds by mail, by wire or through ACH (see above). Subject to certain
 [GRAPHIC]             restrictions. See the section "Selling Shares in Writing."



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                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution, a credit union; or .. a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

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                                                                             35

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class Y shares of CGM Advisor Targeted Equity Fund, Hansberger International Fund and Vaughan Nelson Small Cap Value Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

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The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan; or .. shares redeemed due to the death or disability of the shareholder; or .. shares redeemed by a Fund due to the shareholder's failure to satisfy the
  Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
.. shares redeemed to return an excess contribution in an Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Funds after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Funds prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

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As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Funds may adopt a different schedule as long as payments are made at least annually.

                 Dividend Payment Schedule
               Annually                     Quarterly
CGM Advisor Targeted Equity Fund       AEW Real Estate Fund
Hansberger International Fund
Harris Associates Large Cap Value Fund
Natixis U.S. Diversified Portfolio
Vaughan Nelson Small Cap Value Fund

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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                                                                             39

                                    [GRAPHIC]



Fund Services
Tax Consequences


Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions for the Funds. Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels.

For taxable years beginning on or before December 31, 2010 long-term capital gain rates applicable to individuals have been temporarily reduced. For more information see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes, except in the case of a Fund that invests more than 50% of its assets in foreign securities, such as the Hansberger International Fund, in which case shareholders may be entitled to claim such credit or deduction. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT. Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

The Funds' investments in other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at the rate of 30% (or lower applicable treaty rate). Although effective for taxable years of the Funds beginning before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to certain properly designated distributions of certain interest income and short-term capital gains. The Funds do not intend to make such designations.

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40

Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of U.S. real property interests will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds' inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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                                                                             41

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                     Income (loss) from investment operations:            Less distributions:
                     ----------------------------------------  -----------------------------------------

           Net asset
            value,      Net                                      Dividends    Distributions
           beginning investment    Net realized    Total from       from        from net
              of       income     and unrealized   investment  net investment   realized        Total     Redemption
            period   (loss)(b)     gain (loss)     operations      income     capital gains distributions  fees(a)
           --------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

AEW REAL ESTATE FUND
Class Y
1/31/2007   $20.25     $ 0.27         $ 7.05         $ 7.32        $(0.26)       $(1.53)       $(1.79)      $  --
1/31/2006    16.45       0.25           5.32           5.57         (0.28)        (1.49)        (1.77)         --
1/31/2005    14.83       0.38           2.28           2.66         (0.40)        (0.64)        (1.04)         --
1/31/2004    10.80       0.40           4.40           4.80         (0.53)        (0.24)        (0.77)         --
1/31/2003    11.21       0.42          (0.22)          0.20         (0.45)        (0.16)        (0.61)         --

CGM ADVISOR TARGETED EQUITY FUND
Class Y
12/31/2006  $10.42     $ 0.11         $ 0.82         $ 0.93        $(0.11)       $(0.31)       $(0.42)      $0.00
12/31/2005    9.23       0.10           1.14           1.24         (0.05)           --         (0.05)       0.00
12/31/2004    8.07       0.04           1.12           1.16            --            --            --        0.00
12/31/2003    5.63       0.01           2.43           2.44            --            --            --          --
12/31/2002    7.85      (0.02)         (2.20)         (2.22)           --            --            --          --

(a)Amount rounds to less than $0.01 per share if applicable.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)The investment advisor agreed to reimburse a portion of the Fund's expenses and/or waive its advisory fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher.
(e)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.
(f)Includes expense waiver recapture of 0.01%.

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42

                                   Ratios to average net assets:
                                 --------------------------------

    Net asset        Net assets,
     value,   Total    end of     Gross      Net    Net investment Portfolio
     end of   return   period    expenses  expenses income (loss)  turnover
     period   (%)(c)   (000's)    (%)(e)    (%)(d)       (%)       rate (%)
    --------- ------ ----------- --------  -------- -------------- ---------

     $25.78    37.8    $48,080     1.09(f)    N/A        1.21          15
      20.25    35.1     19,015     1.28      1.25        1.35          15
      16.45    17.9      9,964     1.37      1.25        2.38          20
      14.83    45.5      7,210     1.55      1.25        2.98          18
      10.80     1.5      1,521     1.77      1.25        3.72          35

     $10.93     9.0    $11,714     0.87       N/A        1.05         171
      10.42    13.4     11,181     1.07       N/A        0.99         196
       9.23    14.4      9,145     1.08       N/A        0.51         265
       8.07    43.3      7,773     1.03       N/A        0.16         261
       5.63   (28.3)     5,522     0.92       N/A       (0.31)        223

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                                                                             43

                                    [GRAPHIC]



Financial Performance

                                              Income (loss) from investment operations:     Less distributions:
                                              ----------------------------------------  ---------------------------

                                    Net asset
                                     value,      Net                                      Dividends
                                    beginning investment    Net realized    Total from       from
                                       of       income     and unrealized   investment  net investment     Total
                                     period   (loss)(a)     gain (loss)     operations      income     distributions
                                    --------- ----------   --------------   ----------  -------------- -------------

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class Y
12/31/2006                           $13.72     $ 0.12         $ 2.20         $ 2.32        $(0.03)       $(0.03)
12/31/2005                            13.74       0.09          (0.10)         (0.01)        (0.01)        (0.01)
12/31/2004                            12.54       0.07           1.13           1.20            --            --
12/31/2003                             9.59       0.06           2.89           2.95            --            --
12/31/2002                            11.93       0.07          (2.41)         (2.34)           --            --

NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class Y
12/31/2006                           $21.41     $ 0.14         $ 2.90         $ 3.04        $   --        $   --
12/31/2005                            19.82      (0.03)          1.62           1.59            --            --
12/31/2004                            17.46      (0.05)          2.41           2.36            --            --
12/31/2003                            12.98      (0.04)          4.52           4.48            --            --
12/31/2002                            16.50      (0.02)         (3.50)         (3.52)           --            --

VAUGHAN NELSON SMALL CAP VALUE FUND
Class Y
12/31/2006(f)                        $19.02     $ 0.02         $ 1.87         $ 1.89        $   --        $   --

(a)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher.
(c)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)Portfolio turnover excludes the impact of assets as a result of a merger with another fund.
(e)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses, if applicable.
(f)From commencement of class operations on August 31, 2006 through December 31, 2006.
(g)Computed on an annualized basis for periods less than one year.
(h)Includes expense waiver recapture of 0.04%.

--------------------------------------------------------------------------------
44

                                  Ratios to average net assets:
                                -------------------------------

   Net asset        Net assets,
    value,   Total    end of     Gross      Net     Net investment Portfolio
    end of   return   period    expenses  expenses  income (loss)  turnover
    period   (%)(c)   (000's)    (%)(e)    (%)(b)        (%)       rate (%)
   --------- ------ ----------- --------  --------  -------------- ---------

    $16.01    17.0    $14,057     0.91(h)    N/A         0.82          23
     13.72    (0.0)    14,226     1.09      1.05         0.65          39
     13.74     9.6     18,027     0.99       N/A         0.58          27
     12.54    30.8     26,545     1.01       N/A         0.51          30(d)
      9.59   (19.6)    10,569     0.96       N/A         0.66         195

    $24.45    14.2    $21,155     1.03       N/A         0.60          83
     21.41     8.0     20,445     1.32       N/A        (0.16)         97
     19.82    13.5     25,060     1.33       N/A        (0.27)        104
     17.46    34.5     47,485     1.34       N/A        (0.30)        102
     12.98   (21.3)    37,911     1.29       N/A        (0.15)         95

    $20.91     9.9    $   427     1.90(g)   1.35(g)      0.35(g)       88

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                                                                             45

Glossary of Terms

American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple -- The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

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46

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large," "medium," or "small capitalization company for any particular Fund will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus any borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             47

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual reports or their SAI, and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
       Natixis Distributors, L.P., 399 Boylston Street, Boston, MA 02116
 Telephone: 800-225-5478 The Funds' annual and semiannual reports and SAI are available on the Funds' website at: www.funds.natixis.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
                        SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

  Natixis Distributors, L.P. (Natixis Distributors), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may

                  (Investment Company Act File No. 811-04323)
                  (Investment Company Act File No. 811-00242)
                  (Investment Company Act File No. 811-07345)
                  (Investment Company Act File No. 811-09945)

obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston
             Street, Boston, MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

/(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all
                             of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                  YES51-0907

                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Portfolio Fees & Expenses Page 13

More About Risk.......... Page 15

Management Team.......... Page 17

Portfolio Services....... Page 23

Financial Performance.... Page 40

  Natixis Diversified Portfolios
[LOGO] Active
Investment
Advisors/R/
Index-based Solutions

[LOGO] AEW

    [LOGO]

     D R E M A N
---------------------
VALUE MANAGEMENT, LLC

[LOGO] HARRIS ASSOCIATES L.P.
 Adviser to The Oakmark Funds

[LOGO] LOOMIS SAYLES & COMPANY, L.P.
Natixis Income Diversified Portfolio
 AEW Diversified REIT Discipline
 Active Dividend Equity Discipline
 Loomis Sayles Inflation Protected Securities Discipline
 Loomis Sayles Multi-Sector Bond Discipline

Natixis Moderate Diversified Portfolio
 Loomis Sayles Core Fixed Income Discipline
 Loomis Sayles Large Cap Growth Discipline
 Harris Associates Large Cap Value Discipline
 Dreman Mid Cap Value Discipline
 Active International Discipline
                                                         Prospectus May 1, 2007
                                                (as revised September 20, 2007)

The Securities and Exchange Commission has not approved or disapproved any Portfolio's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Portfolios or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds
P.O. Box 219579,
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

Table of Contents

Goals, Strategies & Risks
Natixis Income Diversified Portfolio.................... 2
Natixis Moderate Diversified Portfolio ..................8
Portfolio Fees & Expenses
Portfolio Fees & Expenses.............................. 13
More About Risk
More About Risk........................................ 15
Management Team
Meet the Portfolios' Investment Adviser and Subadvisers 17
Meet the Portfolios' Portfolio Managers................ 20
Portfolio Services
Investing in the Portfolios............................ 23
How Sales Charges Are Calculated....................... 24
It's Easy to Open an Account........................... 27
Buying Shares.......................................... 29
Selling Shares......................................... 31
Selling Shares in Writing.............................. 32
Exchanging Shares...................................... 33
Restrictions on Buying, Selling and Exchanging Shares.. 33
How Portfolio Shares Are Priced........................ 35
Dividends and Distributions............................ 36
Tax Consequences....................................... 36
Compensation to Securities Dealers..................... 38
Additional Investor Services........................... 39
Financial Performance
Financial Performance.................................. 40
Glossary of Terms
Glossary of Terms...................................... 42

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Portfolios, please refer to the section "More About Risk." This section details the risks of practices in which the Portfolios may engage. Please read this section carefully before you invest.

Portfolio shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

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Goals, Strategies & Risks
Natixis Income Diversified Portfolio

Adviser:     Natixis Asset Management Advisors, L.P.
                ("Natixis Advisors")
Subadvisers: AEW Management and Advisors, L.P.
                ("AEW")
             Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
Category:    Multi-Discipline

Ticker Symbol: Class A Class C
               ---------------
               IIDPX   CIDPX

 Investment Goal

The Portfolio seeks current income with a secondary objective of capital appreciation. The Portfolio's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary income producing investment disciplines from specialized money managers through investment in a single mutual fund. The Portfolio's disciplines focus on income producing fixed income and equity securities. Each discipline and its adviser or subadviser is listed below. Natixis Advisors believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.


Adviser/Subadviser and                                                         Target    Minimum    Maximum
Investment Discipline                        Focus of Discipline             Allocation Allocation Allocation
AEW Diversified REIT                         U.S. Equity Real Estate
                                             Investment Trusts ("REITs")       25.00%     20.00%     30.00%
Active Dividend Equity*                      Dividend-paying common
                                             stocks of U.S. issuers            20.00%     15.00%     25.00%
Loomis Sayles Inflation Protected Securities Inflation protected securities, with an emphasis on U.S.
                                             Treasury Inflation Protected
                                             Securities ("TIPS")               15.00%     10.00%     20.00%
Loomis Sayles Multi-Sector Bond              Investment grade fixed
                                             income securities                 40.00%     30.00%     50.00%

* This discipline is managed by Natixis Advisors through its division, Active Investment Advisors ("Active").

Subject to the allocation policy adopted by the Portfolio's Board of Trustees, Natixis Advisors generally allocates capital invested in the Portfolio among its four disciplines according to the target allocations noted above. The adviser (with respect to the Active Dividend Equity discipline) and each of the subadvisers manage the portion of the Portfolio's assets allocated to them in accordance with Active's or the respective subadviser's distinct investment style and strategy. Natixis Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline's percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, Natixis Advisors will reallocate capital away from or towards one or more disciplines in order to bring the discipline back towards its target allocation. Subject to approval by the Portfolio's Board of Trustees, Natixis Advisors may revise the Portfolio's target allocations from time to time. In addition, target allocations will vary and may not always be met.
The Portfolio may:
.. Invest in equity securities, including common stocks and preferred stocks. .. Invest more than 25% of its assets in REITs and companies in the real-estate industry.
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Engage in options and enter into futures transactions, swap contracts and currency hedging transactions.
.. Invest in fixed-income securities of any maturity, including lower-rated fixed-income securities (commonly known as "junk bonds").
.. Invest in mortgage-related securities (including mortgage dollar rolls).
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio's return.

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.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
For more detailed information on the adviser's or any subadviser's investment strategies, please refer to the section "Natixis Income Diversified
Portfolio -- More on Investment Disciplines."

A "snapshot" of the Portfolio's investments may be found in the current annual or semiannual report. In addition, a list of the Portfolio's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Portfolio's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Portfolio are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Portfolio from achieving its investment goals. You may lose money by investing in the Portfolio.
Allocation risk: The Portfolio's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.
Derivative instruments risk: Derivative instruments are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Portfolio's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on those securities would be decreased.
Mortgage-related securities risk: The risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Portfolio may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Portfolio may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Portfolio's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

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                                                                             3

Real Estate Securities/REITs risk: Because the Portfolio may concentrate its investments in the real estate industry, the Portfolio's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REIT's managers. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.
Small-Cap Companies risk: These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

For additional information see the section "More About Risk."
 Evaluating the Portfolio's Past Performance
The bar chart and table shown below give an indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows the Portfolio's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Portfolio's shares. A sales charge will reduce your return.

                                    [CHART]
                                  (total return) (up triangle) Highest Quarterly Return: Third
                                      2006                     Quarter 2006, up 5.43%
                                      ----       (down triangle) Lowest Quarterly Return: Second
                                     14.22%                      Quarter 2006, down 0.31%

The Fund's Class A shares' total year-to-date as of June 30, 2007 was -0.76%.

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4

The table below shows how the Portfolio's average annual total returns for Class A and Class C shares (before and after taxes for Class A) for the one-year and since inception periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to an unmanaged blended index comprised of the following weights: 40% Lehman Aggregate Bond Index, 25% Morgan Stanley Capital International U.S. REIT Index, 20% Dow Jones Select Dividend Index and 15% Lehman U.S. TIPS Index ("Blended Index"). The four indices comprising the Blended Index measure, respectively, the performance of investment grade fixed income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. You may not invest directly in an index. The Portfolio's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Portfolio's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Portfolio shares. The Lehman Aggregate Bond Index and the Blended Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                               Since
Average Annual Total Returns                                                 Inception
(for the periods ended December 31, 2006)                        Past 1 Year (11/17/05)
Natixis Income Diversified Portfolio
Class A - Return Before Taxes                                       9.12%       9.18%
   Return After Taxes on Distributions*                             8.06%       8.09%
   Return After Taxes on Distributions and Sale of Fund Shares*     6.00%       7.19%
Class C - Return Before Taxes                                      12.31%      12.90%
Lehman Aggregate Bond Index**                                       4.33%       4.91%
Blended Index**+                                                   14.11%      13.45%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Portfolio. After-tax returns for the other classes of the Portfolio will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from December 1, 2005.
+ The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the Portfolio's investment portfolio, and the relative weightings of the asset classes in the Portfolio will generally differ to some extent from the weightings in the Blended Index.

For information about Portfolio expenses, see the section "Portfolio Fees & Expenses."

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Goals, Strategies & Risks
Natixis Income Diversified Portfolio --  More on Investment Disciplines

The Portfolio is divided into four different disciplines, each comprising a different asset class and managed by the adviser, through its division Active Investment Advisors, or one of the Portfolio's two subadvisers. Using this multi-discipline strategy, the Portfolio provides shareholders with exposure to income-producing fixed income and equity securities. The adviser and the subadvisers pursue the Portfolio's overall goal by employing the strategies and techniques described below.

 AEW Diversified REIT Discipline

This portion of the Portfolio normally invests at least 80% of its net assets in investments of REITs and/or real estate related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. This portion of the Portfolio primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for this portion of the Portfolio, AEW draws upon the combined expertise of its securities, real estate and research professionals. When selecting investments for this portion of the Portfolio, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

.. Valuation: AEW has developed a proprietary model to assess the relative value of each stock in this portion of the Portfolio's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will consider selling a security once it believes that there is greater relative value in other securities in this portion of the Portfolio's investment universe.
.. Price: AEW examines the historic pricing of each company in this portion of the Portfolio's universe of potential investments in order to identify stocks that it believes are out of favor. Those stocks that have underperformed in price, either in absolute terms or relative to this portion of the Portfolio's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
.. Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
.. Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the future. These catalysts can be macro-economic, market driven or company-specific in nature.

 Active Dividend Equity Discipline

This portion of the Portfolio is managed by the Active Investment Advisors division of Natixis Advisors ("Active"), and attempts to fully replicate the Dow Jones Select Dividend Index (the "Index"). Active will generally seek to provide a return similar to the Index by investing in all of the stocks in the Index at close to their Index weights. The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of one hundred of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities. The securities included in the Index have a positive historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares.
In deciding which securities to buy, Active will generally include only those stocks which are constituents of the Index. As the underlying Index makes changes to its constituents or the weighting of those constituents, Active will generally make similar adjustments to this portion of the Portfolio, ensuring that the Portfolio minimizes active risk relative to the performance of the Index. Securities removed from the Index thus will generally be sold from this portion of the Portfolio as well.

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6

 Loomis Sayles Inflation Protected Securities Discipline

This portion of the Portfolio, one of two portions managed by Loomis Sayles, normally invests at least 80% of its net assets in inflation protected securities, with an emphasis on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or TIPs). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. Government.
This portion of the Portfolio may invest in other securities, including but not limited to: inflation protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments, and by foreign issuers; nominal treasury securities, corporate bonds, asset-backed securities, and mortgage-related securities (including mortgage dollar rolls). This portion of the Portfolio may invest in fixed-income securities of any maturity. It also may engage in futures transactions.
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

 Loomis Sayles Multi-Sector Bond Discipline

This portion of the Portfolio, the second of two portions managed by Loomis Sayles, invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. This portion of the Portfolio may invest in fixed income securities of any maturity.
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive this portion of the Portfolio's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that this portion of the Portfolio may generate positive returns by having a portion of its assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for this portion of the Portfolio. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for this portion of the Portfolio in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer). This portion of the Portfolio may invest in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. This portion of the Portfolio may invest without limit in obligations of supranational entities (e.g., the World Bank).
The fixed income securities in which this portion of the Portfolio may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements, and convertible securities. The portion of the Portfolio may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

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Goals, Strategies & Risks
Natixis Moderate Diversified Portfolio


Adviser:     Natixis Asset Management Advisors, L.P.
                ("Natixis Advisors")
Subadvisers: Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
             Harris Associates L.P. ("Harris Associates")
             Dreman Value Management, L.L.C.
                ("Dreman")

Category:    Multi-Discipline

Ticker Symbol: Class A Class C
               ---------------
               AMDPX   CMDPX

 Investment Goal

The Portfolio seeks long-term capital appreciation, with income as a secondary objective. The Portfolio's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary investment disciplines from specialized money managers ("subadvisers") through investment in a single mutual fund. The Portfolio combines both equity and fixed income disciplines. The Portfolio's equity disciplines feature U.S. growth and value as well as international investments. The Portfolio's fixed income discipline focuses on U.S. investment grade fixed income securities. The disciplines and their subadvisers are listed below. Natixis Advisors believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.


                                                                          Target    Minimum    Maximum
Subadviser and Investment Discipline Focus of Discipline                Allocation Allocation Allocation
                                     U.S. investment grade fixed income
 Loomis Sayles Core Fixed Income     securities                           35.00%     25.00%     45.00%
                                     Equity securities of U.S. large
 Loomis Sayles Large Cap Growth      capitalization companies             22.50%     15.00%     30.00%
                                     Equity securities of large
 Harris Associates Large Cap Value   capitalization companies             22.50%     15.00%     30.00%
                                     Equity securities with mid-sized
 Dreman Mid Cap Value                market capitalizations               10.00%      7.00%     13.00%
                                     Securities in international
 Active International*               markets                              10.00%      7.00%     13.00%

* This discipline is managed by Natixis Advisors through its division, Active Investment Advisors ("Active").

Subject to the allocation policy adopted by the Portfolio's Board of Trustees, Natixis Advisors generally allocates capital invested in the Portfolio among its five disciplines according to the target allocations noted above. Each subadviser manages the portion of the Portfolio's assets allocated to it in accordance with the respective subadviser's distinct investment style and strategy. Natixis Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline's percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, Natixis Advisors will reallocate capital away or towards one or more disciplines in order to bring the disciplines back within their target allocation ranges. Subject to approval by the Portfolio's Board of Trustees, Natixis Advisors may revise the Portfolio's target allocations from time to time. In addition, target allocations will vary and may not always be met.

The Portfolio may also:
.. Invest in equity securities.
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or foreign stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Invest in emerging markets.
.. Invest in real estate investment trusts ("REITs").
.. Invest in mortgage-related securities (including mortgage dollar rolls). .. Invest in mortgage-backed and asset-backed securities.
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

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.. Invest in options and enter into futures, swap contracts and currency hedging transactions.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges and related currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities.
  The Portfolio may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section entitled "Natixis Moderate Diversified
Portfolio -- More on Investment Strategies."

A "snapshot" of the Portfolio's investments may be found in the current annual or semiannual report. In addition, a list of the Portfolio's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Portfolio's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Portfolio files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

 Principal Investment Risks

The principal risks of investing in the Portfolio are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Portfolio from achieving its investment goals. You may lose money by investing in the Portfolio.
Allocation risk: The Portfolio's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.
Derivative instruments risk: Subject to changes in the underlying instruments or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities risk: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Portfolio's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on those securities would be decreased.
REITs risk: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

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 Evaluating the Portfolio's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows the Portfolio's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Portfolio's shares. A sales charge will reduce your return.

                                    [CHART]
                               (total return)
                                               (up triangle) Highest Quarterly Return: Fourth
                                2005     2006                Quarter 2006, up 4.66%
                               -----     ----- (down triangle) Lowest Quarterly Return: Second
                               3.52%     8.38%                 Quarter 2006, down 3.23%

The Fund's Class A shares' total year-to-date as of June 30, 2007 was 6.36%.

The table below shows how the Portfolio's average annual total returns for Class A and Class C shares (before and after taxes for Class A) for the one-year and since inception periods compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index of U.S. common stocks. They are also compared to the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. You may not invest directly in an index. The Portfolio's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Portfolio's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Portfolio shares. The S&P 500 Index and Lehman Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                 Since
Average Annual Total Returns                                                   Inception
(for the periods ended December 31, 2006)                          Past 1 Year (7/15/04)
Natixis Moderate Diversified Portfolio
Class A - Return Before Taxes                                         2.12%      5.22%
   Return After Taxes on Distributions/*/                             0.17%      4.31%
   Return After Taxes on Distributions and Sale of Fund Shares/*/     2.54%      4.19%
Class C - Return Before Taxes                                         6.58%      6.96%
S&P 500 Index**                                                      15.79%     13.11%
Lehman Aggregate Bond Index**                                         4.33%      4.12%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Portfolio. After-tax returns for the other classes of the Portfolio will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from August 1, 2004.

For information about Portfolio expenses, see the section "Portfolio Fees & Expenses."

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Goals, Strategies & Risks
Natixis Moderate Diversified Portfolio --  More on Investment Disciplines

The Portfolio is divided into five different disciplines, each comprising a different asset class and managed by one of the Portfolio's four subadvisers. Using these multiple subadvisers, the Portfolio provides shareholders with exposure to fixed income, equity and international securities. The subadvisers pursue the Portfolio's overall goal by employing the strategies and techniques described below.
 Loomis Sayles Core Fixed Income Discipline

This portion of the Portfolio, one of two portions managed by Loomis Sayles, invests primarily in U.S. investment grade fixed income securities (including government, corporate, mortgage- and asset-backed securities). Applying proprietary research, the core fixed-income team seeks to deliver superior total returns with lower volatility by emphasizing:
(check mark) corporate sector issues
(check mark) high average quality from companies with improving credit profiles (check mark) durations within the range of the Lehman Aggregate Bond Index (check mark) typically higher yield-to-maturity versus the benchmark
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process and a top-down macroeconomic analysis. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.
.. Loomis Sayles looks for securities that it believes are undervalued and that offer the possibility of attractive income and strong capital appreciation. The durations of the securities in which Loomis Sayles will invest will generally be within the range of the companies included in the Lehman Aggregate Bond Index.
.. Analysts and portfolio managers continuously evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

 Loomis Sayles Large Cap Growth Discipline

This portion of the Portfolio, the second of two portions managed by Loomis Sayles, invests primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation, though it may invest in companies of any size. Loomis Sayles seeks to generate returns that are consistent with and superior to those of the Russell 1000 Growth Index. Investments are made in leading U.S. large-cap growth companies that offer market leading products, technologies or services that Loomis believes are capable of producing attractive long-term earnings growth and stock price appreciation. Combining proprietary in-house research with independent analysis, the large-cap growth team focuses on those companies it believes offer:
(check mark) earnings growth and revenue growth potential
(check mark) management focused on enhancing shareholder value
(check mark) proprietary products in high-growth markets
(check mark) the ability to build a sustainable competitive advantage
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.
.. Loomis Sayles looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalizations of these companies will generally be within the range of the companies included in the Russell 1000 Growth Index.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is a significant change in management or when other more favorable opportunities arise.

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 Harris Associates Large Cap Value Discipline

This portion of the Portfolio invests primarily in the common stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. Harris Associates focuses on large- and mid-capitalization companies that it believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
(check mark) Stock selling at less than 60% of its intrinsic value
(check mark) Favorable intrinsic value growth potential
(check mark) Owner-oriented management
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. Analysts set specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Dreman Mid Cap Value Discipline

Under normal circumstances, Dreman will invest at least 80% of the discipline's net assets in common stocks of mid-cap companies that it believes are undervalued, but have favorable prospects for appreciation. Dreman defines mid-cap companies as companies that have a market capitalization similar to that of companies included in the Russell Mid Cap Value Index which as of March 31, 2007 ranged from approximately $1 billion to approximately $21 billion.
The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that they believe are financially sound and have strong potential for long-term capital appreciation and dividend growth.
The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, but generally seek to maintain exposure to a number of different industries and companies represented.

 Active International Discipline

Active will manage the segment of the Fund by investing securities contained within the Standard & Poor's ADR Index (the "S&P ADR Index"). The S&P ADR Index consists of those international companies within the Standard & Poor's Global 1200 Index that offer ADRs, global shares, or U.S.-listed shares of Canadian securities. Active expects to hold approximately 75 to 236 securities that make up the S&P ADR Index.
In selecting securities for the segment, Active will use a sampling method that analyzes the sectors within the S&P ADR Index and the respective securities within a particular sector. Active will seek to maintain sector neutral weightings when selecting securities for the segment. Within a given sector, securities will be added to the segment based upon their market capitalization, with the highest market capitalization securities selected for the segment.

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                                    [GRAPHIC]



Portfolio Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Portfolio.

 Shareholder Fees

(fees paid directly from your investment)

                                                                  Natixis Moderate      Natixis Income
                                                                  Diversified Portfolio Diversified Portfolio
                                                                  Class A    Class C    Class A    Class C
Maximum sales charge (load) imposed on purchases (as a percentage
   of offering price)(1)(2)                                        5.75%       None      4.50%       None
Maximum deferred sales charge (load) (as a percentage of original
   purchase price or redemption proceeds, as applicable)(2)          (3)      1.00%        (3)      1.00%
Redemption fees                                                    None*      None*      None*      None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Portfolio Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Portfolio Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

                                          Natixis Income           Natixis Moderate
                                          Diversified Portfolio/1/ Diversified Portfolio/2/
                                          Class A      Class C     Class A      Class C
Management fees                            0.55%        0.55%       0.70%        0.70%
Distribution and/or service (12b-1) fees   0.25%        1.00%*      0.25%        1.00%*
Other expenses                             0.50%        0.50%       0.31%**      0.31%**
Acquired Fund Fees and Expenses            0.02%        0.02%       0.00%        0.00%
Total annual portfolio operating expenses  1.32%        2.07%       1.26%        2.01%
Fee waiver and/or expense reimbursement    0.05%        0.05%       0.00%        0.00%
Net Expenses                               1.27%        2.02%       1.26%        2.01%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
1 Natixis Advisors has given a binding undertaking to the Natixis Income Diversified Portfolio to limit the amount of the Portfolio's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.25% and 2.00%, respectively, of the Portfolio's average daily net assets for Classes A and C shares. This undertaking is in effect through April 30, 2008 and will be reevaluated on an annual basis. Without this undertaking expenses would have been higher.
2 Natixis Advisors has given a binding undertaking to the Natixis Moderate Diversified Portfolio to limit the amount of the Portfolio's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.45% and 2.20%, respectively, of the Portfolio's average daily net assets for Classes A and C shares. This undertaking is in effect through April 30, 2008 and will be reevaluated on an annual basis.
Natixis Advisors will be permitted to recover, on a class by class basis, management fees waived and/or expenses it has borne through the undertakings described above to the extent that a Class' expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Class will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee/expense was deferred.

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                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Portfolio Operating Expenses" table, is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that:
.. You invest $10,000 in a Portfolio for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Portfolio's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

         Natixis Income Diversified Portfolio Natixis Moderate Diversified Portfolio
         Class A         Class C              Class A          Class C
                       (1)         (2)                       (1)          (2)
1 year   $  574       $  305      $  205      $  696        $  304       $  204
3 years  $  845       $  644      $  644      $  952        $  631       $  631
5 years  $1,136       $1,109      $1,109      $1,227        $1,083       $1,083
10 years $1,964       $2,396      $2,396      $2,010        $2,338       $2,338

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The example for Natixis Income Diversified Portfolio is based on the Net Expenses shown above for the 1-year period and on the Total Annual Portfolio Operating Expenses for the remaining periods. The example for Natixis Moderate Diversified Portfolio is based on the Total Annual Portfolio Operating Expenses for all periods.

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                                    [GRAPHIC]




More About Risk

The Portfolios have principal investment strategies that come with inherent risks. The following is a list of risks to which each Portfolio may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Portfolios that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's or below BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Portfolio's subadvisers, are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Extension Risk The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Portfolio that invest in foreign securities could lose its entire investment. When a Portfolio invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Portfolio's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on those securities would be decreased.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in IPOs involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, or, if a Portfolio hedges imperfectly, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Portfolio. These types of risks may also apply to derivatives, restricted securities,
Section 4(2) Commercial Paper, structured notes and Rule 144A securities.

Management Risk The risk that a strategy used by a Portfolio's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security or groups of securities, index or other currency instrument or rate on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. The portfolio managers expect to use futures for the purpose of managing the duration of the portfolio of investments.

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts ("REITs").

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                                    [GRAPHIC]




More About Risk (continued)


Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk The risk that a Portfolio has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Portfolios' Investment Adviser and Subadvisers

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers the Natixis Diversified Portfolios (the "Portfolios"), which, along with the Natixis Equity Funds, Natixis Income and Tax Free Income Funds, Natixis Value Fund, Loomis Sayles Value Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund and Natixis Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Adviser

Natixis Advisors, located at 399 Boylston Street, Boston Massachusetts 02116, serves as the adviser to the Portfolios. Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisse d'Epargne, a financial institution owned by French regional savings banks known as the Caisse d'Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $276.9 billion in assets under management at June 30, 2007. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to the Portfolios. It also provides general business management and administration to the Portfolios. Except with respect to the Active Dividend Equity Discipline of the Natixis Income Diversified Portfolio and the Active International Discipline of the Natixis Moderate Diversified Portfolio, Natixis Advisors does not determine what investments will be purchased by the Portfolios. The subadvisers listed below make the investment decisions for their respective discipline or disciplines of the Portfolios. Natixis Advisors is responsible for overseeing the subadvisers and recommending their hiring, termination and replacement.

Natixis Advisors, through its division Active Investment Advisors, is responsible for the investment management decisions of the Active Dividend Equity Discipline of the Natixis Income Diversified Portfolio and the Active International Discipline of Natixis Moderate Diversified Portfolio.

The combined advisory and subadvisory fees paid by the Portfolios during the fiscal year ended December 31, 2006 as a percentage of each Fund's average daily net assets were 0.55% for Natixis Income Diversified Portfolio and 0.75% for Natixis Moderate Diversified Portfolio.

A discussion of the factors considered by the Portfolios' Board of Trustees in approving the Portfolios' investment advisory contracts is available in the Portfolios' semiannual reports for the period ended June 30, 2006.

 Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of certain disciplines of each Portfolio, subject to general supervision of the Portfolios' adviser and the Board of Trustees.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the subadviser to the AEW Diversified REIT Discipline of Natixis Income Diversified Portfolio. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $14.7 billion in assets under management as of December 31, 2006.

Dreman, located at 520 East Cooper Avenue, Aspen, Colorado 81611, serves as the subadviser to the Dreman Mid Cap Value Discipline of Natixis Moderate Diversified Portfolio. Dreman was founded in 1997, with predecessor firms dating back to 1977, and is controlled by David Dreman. As of December 31, 2006, Dreman managed over $21.6 billion in assets, which were primarily composed of institutional accounts and investment companies.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as the subadviser to the Harris Associates Large Cap Value Discipline of Natixis Moderate Diversified Portfolio. Harris Associates, a subsidiary of Natixis US, managed $68.5 billion in assets as of December 31, 2006, and, together with its predecessor, has managed

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                                    [GRAPHIC]



Management Team
Meet the Portfolios' Investment Adviser and Subadvisers (continued)

investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the subadviser to the Loomis Sayles Core Fixed Income Discipline of Natixis Moderate Diversified Portfolio, the Loomis Sayles Inflation Protected Securities Discipline and the Loomis Sayles Multi-Sector Bond Discipline of Natixis Income Diversified Portfolio, and the Loomis Sayles Large Cap Growth Discipline of Natixis Moderate Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $96 billion in assets under management as of December 31, 2006. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

 Subadvisory Agreements

The Natixis Funds have received an exemptive order from the SEC that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Each Portfolio's initial shareholder has approved reliance by the Portfolio on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such change.

 Portfolio Trades

In placing portfolio trades, each adviser or subadviser may use brokerage firms that market the Portfolios' shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, each adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Portfolio may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Portfolio may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Portfolios and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Portfolios may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Portfolios and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock Investment Management, LLC ("BlackRock"), Dreman, Hansberger, Harris Associates, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Portfolios, and other funds, are advised by firms that are

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affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Portfolio would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Portfolio. Should a Portfolio participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Portfolios may engage in the transactions described above without further notice to shareholders.

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Management Team
Meet the Portfolios' Portfolio Managers

 Active Dividend Equity Discipline and Active International Discipline

Kevin H. Maeda

Kevin H. Maeda has co-managed the Active Dividend Equity portion of the Natixis Income Diversified Portfolio since its inception and the Active International Discipline of the Natixis Moderate Diversified Portfolio since August 2007.
Mr. Maeda, Senior Portfolio Manager and Director of Product Management for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2003. Previously, he served as a consultant to The Home Depot from 2002 to 2003 and earned his M.B.A. from the University of California -- Los Angeles from 1999 to 2001. In addition to an M.B.A.,
Mr. Maeda received a B.S. from the University of California -- Berkeley. He has over 12 years of investment experience.

Serena V. Ng

Serena V. Ng has co-managed the Active Dividend Equity portion of the Natixis Income Diversified Portfolio since its inception and the Active International Discipline of the Natixis Moderate Diversified Portfolio since August 2007.
Ms. Ng, Associate Portfolio Manager for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2005. Previously, she held the position of Portfolio Associate at McMorgan and Company from 2004 to 2005 and Assistant Portfolio Manager at Fremont Investment Advisors from 2000 to 2004. Ms. Ng received a B.S. from the University of California -- Los Angeles. She holds the designation of Chartered Financial Analyst and has over 7 years of investment experience.

 AEW Diversified REIT Discipline

Matthew A. Troxell

Matthew A. Troxell has managed this portion of the Natixis Income Diversified Portfolio since its inception. Mr. Troxell, Principal and Portfolio Manager, joined AEW in 1994. Mr. Troxell received a B.A. from Tufts University. He is a member of the National Association of Real Estate Investment Trusts, holds the designation of Chartered Financial Analyst and has over 24 years of experience in investment analysis and portfolio management.

 Dreman Mid Cap Value Discipline

David Dreman

David Dreman has co-managed this portion of the Natixis Moderate Diversified Portfolio since April 2006. Mr. Dreman, Chairman of Dreman, began his investment career in 1957 and founded Dreman in 1997. Prior to that he served as President and Chairman of Dreman Value Advisors, Inc. from 1995 to 1997, and President, Chairman and founder of Dreman Value Management, Inc. from 1977 until 1995. Mr. Dreman was awarded a Doctor of Laws degree from the University of Manitoba in 1999. He has over 50 years of investment experience.

Mark J. Roach

Mark J. Roach has co-managed this portion of the Natixis Moderate Diversified Portfolio since November 2006. Mr. Roach, Managing Director and Portfolio Manager joined Dreman in November 2006. Previously, he served as Portfolio Manager at Vaughan Nelson Investment Management from 2002 through 2006. Mr. Roach received a B.A. from Baldwin Wallace College and an MBA. from the University of Chicago. He has over 15 years of investment experience.

F. James Hutchinson

F. James Hutchinson has co-managed this portion of the Natixis Moderate Diversified Portfolio since October 2006. Mr. Hutchinson, Executive Vice President and Managing Director, joined Dreman in October 2000. Mr. Hutchinson received a B.A. in Economics from Moravian College and has done graduate work at Pace University. Mr. Hutchinson has over 30 years of corporate finance, trust and investment experience.

 Harris Associates Large Cap Value Discipline

Edward S. Loeb

Edward S. Loeb has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. He received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. He received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Diane L. Mustain

Diane L. Mustain has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfo-

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lio's inception. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

 Loomis Sayles Core Fixed Income Discipline

John Hyll

John Hyll has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Mr. Hyll, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 23 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Mr. Rowe received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Kay Vang

Kay Vang has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Ms. Vang, Vice President of Loomis Sayles, began her investment career in 1998 and joined Loomis Sayles in 1997. Ms. Vang received a B.S. from Marquette University and has over 9 years of investment experience.

Kurt Wagner

Kurt Wagner has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Mr. Wagner, Vice President of Loomis Sayles, began his investment career in 1978 and joined Loomis Sayles in 1994. Mr. Wagner received a B.A. from Haverford College and an M.B.A. from the University of Chicago and has over 27 years of investment experience.

 Loomis Sayles Inflation Protected Securities Discipline

John Hyll

John Hyll has co-managed this portion of the Natixis Income Diversified Portfolio since the Portfolio's inception. Mr. Hyll, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 23 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has co-managed this portion of the Natixis Income Diversified Portfolio since the Portfolio's inception. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

 Loomis Sayles Large Cap Growth Discipline

Mark B. Baribeau

Mark B. Baribeau has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. Mr. Baribeau received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Ms. Czekanski, Vice President of Loomis Sayles, began her investment career in 1982 and joined Loomis Sayles in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio's inception. Mr. Skaggs, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1994. Mr. Skaggs received a B.S. and a M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

 Loomis Sayles Multi-Sector Bond Discipline

Kathleen C. Gaffney

Kathleen C. Gaffney has co-managed this portion of the Natixis Income Diversified Portfolio since its inception. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in

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                                    [GRAPHIC]



Management Team
Meet the Portfolios' Portfolio Managers (continued)

1984. Ms. Gaffney received a B.A. from the University of Massachusetts. She holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Elaine M. Stokes

Elaine M. Stokes has co-managed this portion of the Natixis Income Diversified Portfolio since its inception. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 19 years of investment experience.

Matthew J. Eagan

Matthew J. Eagan has co-managed this portion of the Natixis Income Diversified Portfolio since its inception. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Please see the Portfolios' Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Portfolios.

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Portfolio Services
Investing in the Portfolios

 Choosing a Share Class

Each Portfolio offers Class A and Class C shares to the public. Each class has different costs associated with buying, selling and holding Portfolio shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
 Class C Shares

.. You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Portfolios' expenses, see the section "Portfolio Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.

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Portfolio Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                      Natixis Moderate Diversified Portfolio
                        As a % of           As a % of
   Your Investment    offering price     your investment
Less than $ 50,000        5.75%               6.10%
$   50,000 - $ 99,999     4.50%               4.71%
$  100,000 - $249,999     3.50%               3.63%
$  250,000 - $499,999     2.50%               2.56%
$  500,000 - $999,999     2.00%               2.04%
$1,000,000 or more*       0.00%               0.00%

                         Class A Sales Charges**
                      Natixis Income Diversified Portfolio
                        As a % of          As a % of
   Your Investment    offering price    your investment
Less than $ 100,000       4.50%              4.71%
$  100,000 - $249,999     3.50%              3.63%
$  250,000 - $499,999     2.50%              2.56%
$  500,000 - $999,999     2.00%              2.04%
$1,000,000 or more*       0.00%              0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of a Portfolio of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Portfolios' website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the Portfolios' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 ($100,000 for the Natixis Income Diversified
  Portfolio) or more over 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Portfolio, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Portfolio.
.. Combining Accounts -- allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Please refer to the SAI for more detailed information on combining accounts.

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The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Portfolio trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Clients of an adviser or subadviser to any Natixis Fund (including the Money
  Market Fund) with investments of $25,000 or more in the Natixis Funds.
.. Clients of Natixis Advisors who invest in an Natixis Fund that does not offer
  Class Y shares.

In order to receive Class A shares without a front-end sales charge or CDSC, you must notify the Portfolio of your eligibility at the time of purchase.

Repurchasing Portfolio Shares

You may apply proceeds from redeeming Class A shares of a Portfolio (without paying a front-end sales charge) to repurchase Class A shares of any Natixis Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Portfolio is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Portfolio shares. The CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

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                                    [GRAPHIC]



Portfolio Services
How Sales Charges Are Calculated (continued)

.. is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
.. applies to redemptions made through the date of their acquisition for years one through six, as applicable.
A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.
To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange Class C shares of a Portfolio into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class C shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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                                    [GRAPHIC]



Portfolio Services
It's Easy to Open an Account


 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Portfolios will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum            Minimum
Type of Account                                                     Initial Purchase Subsequent Purchase
Any account other than those listed below                               $10,000             $100
For shareholder accounts participating in Natixis Funds' Investment
   Builder Program                                                      $10,000             $50*
For Traditional IRA, Roth IRA, Rollover IRA, and SEP-IRA and
   Keogh plans using the Natixis Funds' prototype document              $10,000             $100
Coverdell Education Savings Accounts                                    $10,000             $100

* Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

The Portfolios are not available to SIMPLE IRAs.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Minimum Balance Policy

Each Portfolio, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Portfolio positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts using the Natixis Funds' prototype document (including IRAs, Keogh plans 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, each Portfolio may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30/th/ of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as accounts associated with wrap-fee programs or defined contribution plans, are exempt from the liquidation.

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                                    [GRAPHIC]



Portfolio Services
It's Easy to Open an Account (continued)


 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                     Natixis Funds Personal Access Line(R)

                             800-225-5478, press 1

                             Natixis Funds Web Site

                             www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Portfolio prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                    [GRAPHIC]



Portfolio Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of
                       Portfolio shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions."          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Call your investment dealer, or Natixis      . Call your investment dealer or Natixis
                       Funds at 800-225-5478 or visit                 Funds at 800-225-5478 or visit
 [GRAPHIC]             www.funds.natixis.com to 1) obtain a           www.funds.natixis.com to request an
                       current prospectus for the fund into which     exchange.
                       you are exchanging and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.funds.natixis.com to add shares
                       available.                                     to your account by wire. Instruct your
 [GRAPHIC]                                                            bank to transfer funds to State Street Bank
                                                                      & Trust Company, ABA # 011000028,
                                                                      and DDA # 99011538.
                                                                    . Specify the fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds or visit
                                                                      www.funds.natixis.com for a Service
                                                                      Options Form. A medallion signature
                                                                      guarantee may be required to add this
                                                                      privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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                                    [GRAPHIC]



Portfolio Services
Buying Shares (continued)

                                  Opening an Account                            Adding to an Account
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account         . If you have not signed up for Investment
                       through Investment Builder, you may add       Builder, please call Natixis Funds at 800-
 [GRAPHIC]             this feature by selecting it on your          225-5478 or visit www.funds.natixis.com
                       application.                                  for a Service Options Form. A medallion
                     . Ask your bank or credit union whether it is   signature guarantee may be required to add
                       a member of the ACH system.                   this privilege.
                                                                   . See the section "Additional Investor
                                                                     Services."

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                                    [GRAPHIC]



Portfolio Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas
                       City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.
 [GRAPHIC]           . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an ACH redemption. Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call Natixis Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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                                    [GRAPHIC]



Portfolio Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner(s) is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Portfolios will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution, a credit union; or .. a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

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                                    [GRAPHIC]



Portfolio Services
Exchanging Shares

In general, you may exchange shares of your Portfolio for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, for Class C shares will stop and will resume only when an exchange into an applicable Fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Portfolio shares.
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Portfolio shares by shareholders may present certain risks for other shareholders in a Portfolio. This includes the risk of diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of a Portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities) may also have increased exposure to these risks. Each Portfolio discourages excessive, short-term trading that may be detrimental to the Portfolio and its shareholders. The Portfolios' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Portfolio shares.

Each Portfolio reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Portfolio and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of a Portfolio's other shareholders or possibly disruptive to the management of the Portfolio.

Limits on Frequent Trading. Without limiting the right of each Portfolio and the Distributor to refuse any purchase or exchange order, each Portfolio and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Portfolio over a 90-day interval, as determined by the Portfolio. A "round trip" is a purchase (including a purchase by exchange) into a Portfolio followed by a redemption (including a redemption by exchange) of any amount out of the same Portfolio. The preceding are not exclusive lists of activities that each Portfolio and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries, may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Portfolio or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Portfolio or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Portfolios and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Portfolios and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Portfolios and the Distributor will not always be able to detect market timing activity, investors should not assume the Portfolios will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolios. For example, the ability of the Portfolios and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Portfolio's underlying beneficial owners.

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                                                                             33

                                    [GRAPHIC]



Portfolio Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


 Purchase Restrictions

Each Portfolio is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Portfolios may not be able to open your account if the requested information is not provided. Each Portfolio reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Portfolio deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus:

               Restriction              Situation
               Each Portfolio may       . When the New York
               suspend the right of       Stock Exchange (the
               redemption or postpone     "Exchange") is closed
               payment for more than 7    (other than a
               days:                      weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               Each Portfolio reserves  . With a notice of a
               the right to suspend       dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               Each Portfolio may pay   . When it is detrimental
               the redemption price in    for a Portfolio to
               whole or in part by a      make cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               Each Portfolio may       . When redemptions are
               withhold redemption        made within 10
               proceeds for 10 days:      calendar days of
                                          purchase by check or
                                          ACH
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Portfolio reserves the right to redeem shares in kind.

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34

                                    [GRAPHIC]



Portfolio Services
How Portfolio Shares Are Priced


"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Portfolio's shares will not be priced on the days on which the Exchange is closed for trading. However, in Natixis Advisors' discretion, a Portfolio's shares may be priced on a day the Exchange is closed for trading if Natixis Advisors in its discretion determines that there has been enough trading in that Portfolio's portfolio securities to materially affect the net asset value of the Portfolio's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market or fixed-income markets are open for trading. In addition, a Portfolio's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Portfolio after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Portfolio prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Portfolio or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Portfolio securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Portfolio believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Portfolio determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Portfolios may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Portfolio's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of a Portfolio pursuant to procedures approved by the Board of Trustees.

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                                                                             35

                                    [GRAPHIC]



Portfolio Services
How Portfolio Shares Are Priced (continued)


As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Portfolio might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Portfolio may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Portfolio's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Portfolio.

Dividends and Distributions

The Portfolios generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Natixis Income Diversified Portfolio generally declares and pays dividends monthly. The Natixis Moderate Diversified Portfolio generally declares and pays dividends quarterly. Each Portfolio expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Portfolios may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Portfolio at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Portfolio, or in the same class of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Portfolio and does not address any foreign, state or local tax consequences.

Each Portfolio intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Portfolios. For federal income tax purposes, distribution of investment income are generally taxable as ordinary income. Taxes on distributions of net capital gains (that is the excess of net long-term capital gains over net short-term capital losses) are determined by how long the Portfolio owned the investments that generated them, rather how long a shareholder has owned his or her shares. Distributions of net capital gains from the

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36
sale of investments that a Portfolio owned for more than one year that are designated by the Portfolio as capital gain dividends ("Capital Gain
Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gains, Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have generally been temporarily reduced to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income. For other implications of a Portfolio's investment in REITs, please see the SAI under "Taxes."

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder's investment (and thus were included in the price the shareholder paid). Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Sales or Exchanges of Portfolio Shares. The redemption, sale or exchange of a Portfolio's shares (including an exchange of Portfolio shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Portfolio shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Portfolio's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Portfolio's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless a Portfolio invests more than 50% of its assets in foreign securities. In addition, a Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Each Portfolio's investments in certain debt obligations, mortgage backed securities, asset-backed securities and derivatives may cause that Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Although effective for taxable years of the Funds beginning before January 1, 2008, the Portfolios will not be required to withhold any amounts with respect to certain properly designated distributions of certain interest income and short-term capital gains, the Funds do not intend to make such designations.

Backup Withholding. Each Portfolio is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Portfolios certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.


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                                    [GRAPHIC]



Portfolio Services
Compensation to Securities Dealers


As part of their business strategies, the Portfolios pay securities dealers and other financial institutions (collectively, "dealers") that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated." Each class of Portfolio shares offered in this prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Portfolios, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Portfolio shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Portfolio or share class over other mutual funds or share classes. Additionally, these payments may result in the Portfolios' inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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38

                                    [GRAPHIC]



Portfolio Services
Additional Investor Services

Retirement Plans
Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is Natixis Funds' automatic investment plan. Once you meet the Portfolio minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Portfolio's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
Natixis Funds have an automatic exchange plan under which shares of a class of an Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Portfolio account based upon the value of your Portfolio account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Portfolio prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site
Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

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                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the last five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in the Portfolios' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.


                                      Income (loss) from investment operations:            Less distributions:
                                      ----------------------------------------  -----------------------------------------

                      Net asset
                       value,            Net         Net realized                 Dividends    Distributions
                      beginning       investment    and unrealized  Total from       from        from net
                         of             income      gain (loss) on  investment  net investment   realized        Total
                       period         (loss)(b)      investments    operations      income     capital gains distributions
                      ---------       ----------    --------------  ----------  -------------- ------------- -------------

NATIXIS INCOME DIVERSIFIED PORTFOLIO
Class A
12/31/2006             $10.07           $ 0.29          $1.12         $1.41         $(0.32)       $(0.01)       $(0.33)
12/31/2005(h)           10.00             0.04           0.08          0.12          (0.05)           --         (0.05)
Class C
12/31/2006              10.07             0.22           1.09          1.31          (0.25)        (0.01)        (0.26)
12/31/2005(h)           10.00             0.04           0.07          0.11          (0.04)           --         (0.04)

NATIXIS MODERATE DIVERSIFIED PORTFOLIO
Class A
12/31/2006             $10.94           $ 0.15          $0.74         $0.89         $(0.20)       $(0.81)       $(1.01)
12/31/2005              10.70             0.07           0.30          0.37          (0.08)        (0.05)        (0.13)
12/31/2004(e)           10.00             0.03(g)        0.69          0.72          (0.02)           --         (0.02)
Class C
12/31/2006              10.90             0.07           0.75          0.82          (0.12)        (0.81)        (0.93)
12/31/2005              10.67            (0.01)          0.30          0.29          (0.01)        (0.05)        (0.06)
12/31/2004(e)           10.00             0.01(g)        0.67          0.68          (0.01)           --         (0.01)

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)The investment adviser agreed to reimburse a portion of the Portfolio's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, if applicable, expenses would have been higher.
(d)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)For the period July 15, 2004 (inception) through December 31, 2004.
(f)Computed on an annualized basis for periods less than one year.
(g)Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment income (loss) per share would have been $0.02 and $(0.01) for Class A and Class C shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.51% and (0.14)% for Class A and Class C shares, respectively.
(h)For the period November 17, 2005 (inception) through December 31, 2005.
(i)Includes payment of expense waiver recapture of 0.22%.
(j)Effect of voluntary waiver of expenses by advisor was less than 0.005%

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                                    Ratios to average net assets:
                                  ------------------------------

  Net asset           Net assets,                          Net
   value,     Total     end of     Gross       Net     investment   Portfolio
   end of    return     period    expenses  expenses  income (loss) turnover
   period   (%)(a)(d)   (000's)    (%)(f)   (%)(c)(f)    (%)(f)     rate (%)
  --------- --------- ----------- --------  --------- ------------- ---------

   $11.15     14.2      $37,117     1.30      1.25         2.72        52
    10.07      1.2        5,074     9.57      1.25         3.61         2
    11.12     13.3       49,027     2.05      2.00         2.02        52
    10.07      1.1           39    10.31      2.00         3.25         2

   $10.82      8.4      $26,978     1.31      1.31(j)      1.38        89
    10.94      3.5       47,908     1.59(i)   1.58         0.62        88
    10.70      7.2       25,660     3.51      1.65         0.71(g)     33
    10.79      7.6       71,740     2.06      2.06(j)      0.63        89
    10.90      2.7       88,269     2.33(i)   2.32        (0.13)       88
    10.67      6.8       47,173     4.26      2.40         0.12(g)     33

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Glossary of Terms

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a fund's shareholders of net profits earned from selling securities in a fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a fund's shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large," "medium" or "small" capitalization company for any particular Portfolio or Discipline will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A fund's assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

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Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund's trustees, that a particular issue of Rule 144A securities is liquid.

Structured notes -- Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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    If you would like more information about the Portfolios, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each
   Portfolio's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Portfolios and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Portfolios' annual or semiannual report or their SAI, to request other information about the Portfolios and to make shareholder inquiries generally, contact your financial representative, or the Portfolios at:
                          Natixis Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
  The Portfolios' annual and semiannual reports and SAI are available on the
                 Portfolios' website at: www.funds.natixis.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your Portfolio's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

  Information about the Portfolios, including their reports and SAIs, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.
 Text-only copies of the Portfolios' reports and SAIs are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings -- A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Portfolios' SAI.

 Natixis Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston,
                     MA 02116 or call us at 617-449-2828.

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           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

 /(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P., Loomis, Sayles & Company, L.P.
                         and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                  XDP51-0907

                  (Investment Company Act File No. 811-07345)
                  (Investment Company Act File No. 811-04323)